UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-08565

Exact name of registrant as specified in charter:	Prudential Investment Portfolios 12

(This Form N-CSR relates solely to the Registrant’s PGIM Short Duration Muni Fund and PGIM US Real Estate Fund)

Address of principal executive offices:	655 Broad Street, 6th Floor
Newark, New Jersey 07102

Name and address of agent for service:	Andrew R. French
655 Broad Street, 6th Floor
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	3/31/2023

Date of reporting period:	3/31/2023

Item 1 – Reports to Stockholders

PGIM US REAL ESTATE FUND

ANNUAL REPORT

MARCH 31, 2023

To enroll in e-delivery, go to pgim.com/investments/resource/edelivery

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC (PIMS), member SIPC. PGIM Real Estate is a unit of PGIM, Inc. (PGIM), a registered investment adviser. PIMS and PGIM are Prudential Financial companies. © 2023 Prudential Financial, Inc. and its related entities. PGIM PGIM Real Estate, and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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Letter from the President

Dear Shareholder:

We hope you find the annual report for the PGIM US Real Estate Fund informative and useful. The report covers performance for the 12-month period that ended March 31, 2023.

The attention of the global economy and financial markets pivoted during the period from the COVID-19 pandemic to the challenge of rapidly rising inflation. While job growth remained strong, prices for a wide range of goods and services rose in response to economic reopenings, supply-chain disruptions, government stimulus, and Russia’s invasion of Ukraine.

With inflation surging to a 40-year high, the Federal Reserve (the Fed) and other central banks aggressively hiked interest rates, prompting recession concerns.

Stocks fell sharply for most of the period as investors worried about higher prices, slowing economic growth, geopolitical uncertainty, and new COVID-19 outbreaks. Despite rallying in recent months on optimism that the Fed might slow the pace of future rate hikes, equities declined globally over the entire period, including stocks in the US, international developed markets, and emerging markets.

While bond markets have also rallied recently, rising rates and economic uncertainty drove fixed income prices broadly lower during the period. US and global investment-grade bonds, along with US high yield corporate bonds and emerging market debt, all posted negative returns.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we provide access to active investment strategies across the global markets in the pursuit of consistent outperformance for investors. PGIM is the world’s 11th-largest investment manager with more than $1.5 trillion in assets under management. Our scale and investment expertise allow us to deliver a diversified suite of actively managed solutions across a broad spectrum of asset classes and investment styles.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM US Real Estate Fund

May 15, 2023

PGIM US Real Estate Fund 3

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgim.com/investments or by calling (800) 225-1852.

	Average Annual Total Returns as of 3/31/23

	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)

Class A

(with sales charges)	-25.42	6.87	5.97	—

(without sales charges)	-21.08	8.08	6.57	—

Class C

(with sales charges)	-22.39	7.29	5.78	—

(without sales charges)	-21.62	7.29	5.78	—

Class Z

(without sales charges)	-20.87	8.35	6.84	—

Class R6

(without sales charges)	-20.87	8.37	N/A	6.50 (05/25/2017)

FTSE NAREIT Equity REITs Index

	-19.22	6.02	5.97	—

S&P 500 Index

	-7.73	11.19	12.24	—

Average Annual Total Returns as of 3/31/23 Since Inception (%)

Class R6 (05/25/2017)

FTSE NAREIT Equity REITs Index	4.43

S&P 500 Index	11.54

Since Inception returns are provided for any share class with less than 10 fiscal years of returns. Since Inception returns for the Indexes are measured from the closest month-end to the class’s inception date.

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Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the Fund’s Class Z shares with a similar investment in the FTSE NAREIT Equity REITs Index by portraying the initial account values at the beginning of the 10-year period for Class Z shares (March 31, 2013) and the account values at the end of the current fiscal year (March 31, 2023), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier, performance for other share classes will vary due to the differing charges and expenses applicable to each share class (as explained in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

PGIM US Real Estate Fund 5

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class C	Class Z	Class R6
Maximum initial sales charge	5.50% of the public offering price	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of the original purchase price or the net asset value at redemption)	1.00% on sales of $1 million or more made within 12 months of purchase	1.00% on sales made within 12 months of purchase	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.30% (0.25% currently)	1.00%	None	None

Benchmark Definitions

FTSE NAREIT Equity REITs Index—The Financial Times Stock Exchange National Association of Real Estate Investment Trusts (FTSE NAREIT) Equity REITs Index is an unmanaged index which measures the performance of all real estate investment trusts (REITs) listed on the New York Stock Exchange, the NASDAQ National Market, and the NYSE MKT LLC (formerly known as NYSE Amex Equities). The Index is designed to reflect the performance of all publicly traded equity REITs as a whole.

S&P 500 Index*—The S&P 500 Index is an unmanaged index of over 500 stocks of large US public companies. It gives a broad look at how stock prices in the United States have performed.

*The S&P 500 Index is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by PGIM, Inc. and/or its affiliates. Copyright © 2023 S&P Dow Jones Indices LLC, a division of S&P Global, Inc., and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC. For more information on any of S&P Dow Jones Indices LLC’s indices please visit www.spdji.com. S&P® is a registered trademark of S&P Global and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC.

Investors cannot invest directly in an index. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes that may be paid by an investor.

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Presentation of Fund Holdings as of 3/31/23

Ten Largest Holdings	Real Estate Sectors	% of Net Assets

Prologis, Inc.	Industrial REITs	13.1%

Equinix, Inc.	Specialized REITs	7.5%

Welltower, Inc.	Healthcare REITs	6.9%

Equity Residential	Residential REITs	5.3%

Life Storage, Inc.	Specialized REITs	4.9%

Digital Realty Trust, Inc.	Specialized REITs	4.7%

Realty Income Corp.	Retail REITs	3.4%

Sun Communities, Inc.	Residential REITs	3.3%

UDR, Inc.	Residential REITs	3.0%

Public Storage	Specialized REITs	3.0%

Holdings reflect only long-term investments and are subject to change.

PGIM US Real Estate Fund 7

Strategy and Performance Overview*

(unaudited)

How did the Fund perform?

The PGIM US Real Estate Fund’s Class Z shares returned –20.87% in the 12-month reporting period that ended March 31, 2023, underperforming the –19.22% return of the FTSE NAREIT Equity REITs Index (the Index.)

What were conditions like in the US real estate securities market?

•

The reporting period was fairly challenging for the US real estate investment trust (REIT) market. Overall, the group declined –19.22%, lagging well behind the –7.73% return of the S&P 500 Index, a widely recognized measure of US large-cap equity performance. The combined impact of rapidly rising interest rates and increasing concerns regarding a possible economic recession negatively impacted real estate valuations and weighed on sentiment for the group.

•

Office REITs suffered the most, dropping over 50% in the period. The sector faced an uncertain outlook as secular demand headwinds from the new hybrid work model appeared likely to negatively impact results for years to come.

•	That said, fundamentals for most REIT sectors in the US held firm, and interest rate and inflation trends turned more favorable toward the end of the period.

What worked?

•	A meaningfully underweight position in office stocks bolstered returns relative to the Index.

•	Strong stock selection in the storage and industrial sectors and the favorable impact from overweighting the sectors further contributed to relative performance.

What didn’t work?

•	The Fund’s underweight positions relative to the Index in the gaming and malls sectors had a negative impact on relative performance.

•	Additionally, weak security selection in the data center and mall sectors dragged on results.

•	Lastly, an overweight allocation to residential securities and unfavorable stock picking within the sector detracted from relative returns.

Current Outlook

•

While the current cycle of inflationary increases and interest rate hikes has yet to fully play out, recent trends toward more stable rates and easing inflationary pressure appear very encouraging for REIT performance for the balance of 2023. The US REIT market suffered a dramatic rerating in 2022, including a 26% price correction with minimal negative earnings revisions. Despite the dramatic increase in debt costs, REITs are still expected to generate over 4% FFO (funds-from-operations) per-share growth in 2023, followed by 7% in 2024. Barring a major economic contraction, PGIM Real Estate expects REIT fundamentals to remain steady for most property types, given long lease durations, low supply risk, and defensive/secular-based demand.

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•

Furthermore, REIT balance sheets are currently in considerably better shape than they were during the 2007–2008 global financial crisis. Most management teams took full advantage of the historically low interest rate environment of recent years to lock in long-dated, fixed-debt costs. As a result, many REITs have ample liquidity and will likely take advantage of acquisition opportunities should private owners face distress due to the capital markets dislocation. This is likely to be especially true for the net lease sector.

•

The current spread between REIT implied valuations and private real estate appraised values stands at a historically wide level of roughly 16% on an equally weighted basis. As rates stabilize, this valuation discrepancy is likely to lead to increased merger and acquisition opportunities for private equity players looking to deploy capital toward the discounted REIT sector. PGIM Real Estate expects large institutional investors to rotate their real estate allocations from private to public to take advantage of this arbitrage opportunity. The liquidity benefit of the publicly traded REIT structure has become abundantly clear in recent months, with likely long-term implications for real estate allocations.

•

PGIM Real Estate continues to favor a barbell approach to the Fund’s sector allocations, minimizing unintended factor exposure. PGIM Real Estate has added to the Fund’s industrial overweight, given the sector’s reasonable valuations and significant, embedded net-operating-income growth. Industrial REIT portfolios carry average rents 40-to-50% below market, providing the REITs with a strong cushion to continue posting above-average earnings growth as leases roll up to market, even in the event of a slowdown in demand.

•

In addition, PGIM Real Estate remains positive on sectors with embedded occupancy upside and limited economic sensitivity, such as healthcare and cold storage. Both sectors were negatively impacted by labor cost pressures in 2022, but PGIM Real Estate expects such pressure to moderate in 2023. In addition, overall occupancy remains roughly 400-to-600 basis points below pre-COVID-19 levels, which should allow for significant top-line growth as trends continue to normalize. (One basis point equals 0.01%.)

•

PGIM Real Estate remains cautious on lodging and retail, as both sectors are more susceptible to a downturn in economic growth. PGIM Real Estate also remains cautious on the office sector despite discounted valuations, given expectations that the sector remains in the early stages of a multi-year secular headwind.

Largest holdings

13.1%	Prologis Inc. Industrial

Prologis is an owner, operator, and developer of industrial real estate, focused on global and regional markets across the Americas, Europe, and Asia. It also leases modern distribution facilities to customers, including manufacturers, retailers, transportation companies, third-party logistics providers, and other enterprises.

PGIM US Real Estate Fund 9

Strategy and Performance Overview* (continued)

7.5%	Equinix Inc. Data Centers

Equinix invests in interconnected data centers. It focuses on developing a network and cloud-neutral data center platform for cloud and information technology companies, enterprises, network and mobile services providers, and financial services firms.

6.9%	Welltower Inc. Healthcare

Welltower invests in senior housing and healthcare real estate properties. It owns interests in properties concentrated in major, high-growth markets in the US, Canada, and the United Kingdom, consisting of senior housing, post-acute communities, and outpatient medical properties. Its portfolio includes more than 1,500 properties leased to healthcare operators in approximately 45 states in the US.

5.3%	Equity Residential Residential

Equity Residential acquires, develops, and manages apartment complexes in the US. One of the largest apartment owners in the US, it actively invests in rental properties in the urban core of cities and in high-density suburban areas near transit, entertainment, and cultural amenities. The company acquires, develops, and manages multifamily residential units in the form of garden-style, high-rise, and mid-rise properties. (Garden-style are typically less than three stories, while mid-rise/high-rise are taller.) Equity Residential owns more than 300 multifamily communities with nearly 80,000 rentable units in large metropolitan areas, such as San Francisco, Seattle, and New York.

4.9%	Life Storage Storage

Life Storage acquires and manages self-storage properties. It serves customers in the US.

*This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Fund’s performance, is compiled based on how the Fund performed relative to the Fund’s benchmark index and is viewed for performance attribution purposes at the aggregate Fund level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to US generally accepted accounting principles.

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Fees and Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended March 31, 2023. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of PGIM funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information

PGIM US Real Estate Fund 11

Fees and Expenses (continued)

provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PGIM US Real Estate Fund		Beginning Account Value October 1, 2022	Ending Account Value March 31, 2023	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*
Class A	Actual	$1,000.00	$1,096.40	1.25%	$ 6.53

	Hypothetical	$1,000.00	$1,018.70	1.25%	$ 6.29

Class C	Actual	$1,000.00	$1,093.20	2.00%	$10.44

	Hypothetical	$1,000.00	$1,014.96	2.00%	$10.05

Class Z	Actual	$1,000.00	$1,098.00	1.00%	$ 5.23

	Hypothetical	$1,000.00	$1,019.95	1.00%	$ 5.04

Class R6	Actual	$1,000.00	$1,098.00	1.00%	$ 5.23

	Hypothetical	$1,000.00	$1,019.95	1.00%	$ 5.04

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are are equal to the annualized expense ratio for each share class are (provided in the table), multiplied by the average account value over the period, multiplied by the 182 days in the six-month period ended March 31, 2023, and divided by the 365 days in the Fund’s fiscal year ended March 31, 2023 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

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Schedule of Investments

as of March 31, 2023

Description	Shares	Value

LONG-TERM INVESTMENTS 99.1%

COMMON STOCKS

Diversified REITs 3.8%

Essential Properties Realty Trust, Inc.	60,087	$1,493,162
WP Carey, Inc.	12,111	937,997

		2,431,159

Health Care REITs 13.7%

Community Healthcare Trust, Inc.	31,974	1,170,248
Omega Healthcare Investors, Inc.	53,317	1,461,419
Ventas, Inc.	39,859	1,727,888
Welltower, Inc.	61,748	4,426,714

		8,786,269

Hotel & Resort REITs 2.9%

Apple Hospitality REIT, Inc.	57,977	899,803
Host Hotels & Resorts, Inc.	58,936	971,855

		1,871,658

Industrial REITs 19.3%

Americold Realty Trust, Inc.	62,324	1,773,118
First Industrial Realty Trust, Inc.	6,170	328,244
Prologis, Inc.	67,264	8,392,529
Rexford Industrial Realty, Inc.	31,238	1,863,347

		12,357,238

Residential REITs 19.8%

American Homes 4 Rent (Class A Stock)	4,224	132,845
Camden Property Trust	14,835	1,555,301
Equity LifeStyle Properties, Inc.	7,460	500,790
Equity Residential	56,714	3,402,840
Independence Realty Trust, Inc.	49,175	788,275
Invitation Homes, Inc.	15,755	492,029
Mid-America Apartment Communities, Inc.	1,755	265,075
Sun Communities, Inc.	15,093	2,126,302
UDR, Inc.	46,938	1,927,274
Veris Residential, Inc.*	101,028	1,479,050

		12,669,781

Retail REITs 14.6%

Agree Realty Corp.	14,192	973,713
Brixmor Property Group, Inc.	51,909	1,117,082

See Notes to Financial Statements.
PGIM US Real Estate Fund 13

Schedule of Investments  (continued)

as of March 31, 2023

Description	Shares	Value

COMMON STOCKS (Continued)

Retail REITs (cont’d.)

Kimco Realty Corp.	5,502	$107,454
Kite Realty Group Trust	35,553	743,769
NETSTREIT Corp.	37,156	679,212
Realty Income Corp.	33,947	2,149,524
Regency Centers Corp.	14,245	871,509
Simon Property Group, Inc.	11,549	1,293,141
Spirit Realty Capital, Inc.	35,640	1,419,897

		9,355,301

Specialized REITs 25.0%

Digital Realty Trust, Inc.	30,380	2,986,658
Equinix, Inc.	6,623	4,775,448
Extra Space Storage, Inc.	4,060	661,496
Life Storage, Inc.	23,984	3,144,062
National Storage Affiliates Trust	5,614	234,553
Public Storage	6,263	1,892,303
SBA Communications Corp.	4,489	1,171,943
VICI Properties, Inc.	35,627	1,162,153

		16,028,616

TOTAL LONG-TERM INVESTMENTS (cost $60,908,318)		63,500,022

SHORT-TERM INVESTMENT 0.7%

AFFILIATED MUTUAL FUND
PGIM Core Government Money Market Fund (cost $412,731)(wi)	412,731	412,731

TOTAL INVESTMENTS 99.8% (cost $61,321,049)		63,912,753
Other assets in excess of liabilities 0.2%		152,554

NET ASSETS 100.0%		$64,065,307

Below is a list of the abbreviation(s) used in the annual report:

LIBOR—London Interbank Offered Rate

REITs—Real Estate Investment Trust

SOFR—Secured Overnight Financing Rate

*	Non-income producing security.
(wi)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Government Money Market Fund and PGIM Institutional Money Market Fund, if applicable.

See Notes to Financial Statements.
14

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of March 31, 2023 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Common Stocks
Diversified REITs	$ 2,431,159	$—	$—
Health Care REITs	8,786,269	—	—
Hotel & Resort REITs	1,871,658	—	—
Industrial REITs	12,357,238	—	—
Residential REITs	12,669,781	—	—
Retail REITs	9,355,301	—	—
Specialized REITs	16,028,616	—	—
Short-Term Investment
Affiliated Mutual Fund	412,731	—	—

Total	$63,912,753	$—	$—

Sector Classification:

The sector classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of March 31, 2023 were as follows:

Specialized REITs	25.0%
Residential REITs	19.8
Industrial REITs	19.3
Retail REITs	14.6
Health Care REITs	13.7
Diversified REITs	3.8
Hotel & Resort REITs	2.9

Affiliated Mutual Fund	0.7%

99.8
Other assets in excess of liabilities	0.2

100.0%

See Notes to Financial Statements.
PGIM US Real Estate Fund 15

Statement of Assets and Liabilities

as of March 31, 2023

Assets
Investments at value:
Unaffiliated investments (cost $60,908,318)	$63,500,022
Affiliated investments (cost $412,731)	412,731
Dividends receivable	223,262
Receivable for Fund shares sold	116,528
Prepaid expenses	1,391

Total Assets	64,253,934

Liabilities

Payable for Fund shares purchased	72,916
Management fee payable	31,407
Audit fee payable	25,700
Custodian and accounting fees payable	16,514
Professional fees payable	16,401
Shareholders’ reports payable	9,668
Transfer agent fee payable	8,190
Affiliated transfer agent fee payable	3,572
Accrued expenses and other liabilities	2,406
Distribution fee payable	1,853

Total Liabilities	188,627

Net Assets	$64,065,307

Net assets were comprised of:
Shares of beneficial interest, at par	$5,021
Paid-in capital in excess of par	73,780,015
Total distributable earnings (loss)	(9,719,729)

Net assets, March 31, 2023	$64,065,307

See Notes to Financial Statements.
16

Class A

Net asset value and redemption price per share,
($4,317,202 ÷ 338,819 shares of beneficial interest issued and outstanding)	$12.74
Maximum sales charge (5.50% of offering price)	0.74

Maximum offering price to public	$13.48

Class C
Net asset value, offering price and redemption price per share,
($1,129,133 ÷ 91,390 shares of beneficial interest issued and outstanding)	$12.36

Class Z
Net asset value, offering price and redemption price per share,
($36,691,763 ÷ 2,873,500 shares of beneficial interest issued and outstanding)	$12.77

Class R6
Net asset value, offering price and redemption price per share,
($21,927,209 ÷ 1,717,174 shares of beneficial interest issued and outstanding)	$12.77

See Notes to Financial Statements.
PGIM US Real Estate Fund 17

Statement of Operations

Year Ended March 31, 2023

Net Investment Income (Loss)
Income
Unaffiliated dividend income	$2,288,873
Affiliated income from securities lending, net	677
Affiliated dividend income	220

Total income	2,289,770

Expenses
Management fee	559,867
Distribution fee(a)	31,340
Transfer agent’s fees and expenses (including affiliated expense of $15,916)(a)	89,605
Registration fees(a)	46,590
Custodian and accounting fees	45,281
Professional fees	35,297
Shareholders’ reports	25,891
Audit fee	25,700
Trustees’ fees	10,971
Miscellaneous	35,505

Total expenses	906,047
Less: Fee waiver and/or expense reimbursement(a)	(122,091)
Distribution fee waiver(a)	(2,701)

Net expenses	781,255

Net investment income (loss)	1,508,515

Realized And Unrealized Gain (Loss) On Investments

Net realized gain (loss) on investment transactions (including affiliated of $(30))	(11,218,931)
Net change in unrealized appreciation (depreciation) on investments	(11,342,818)

Net gain (loss) on investment transactions	(22,561,749)

Net Increase (Decrease) In Net Assets Resulting From Operations	$(21,053,234)

(a)	Class specific expenses and waivers were as follows:

	Class A	Class C	Class Z	Class R6

Distribution fee	16,205	15,135	—	—
Transfer agent’s fees and expenses	16,721	3,369	66,786	2,729
Registration fees	9,151	8,237	20,491	8,711
Fee waiver and/or expense reimbursement	(24,712)	(11,250)	(74,781)	(11,348)
Distribution fee waiver	(2,701)	—	—	—

See Notes to Financial Statements.
18

Statements of Changes in Net Assets

	Year Ended March 31,

	2023	2022

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$1,508,515	$780,786
Net realized gain (loss) on investment transactions	(11,218,931)	3,862,492
Net change in unrealized appreciation (depreciation) on investments	(11,342,818)	7,943,714

Net increase (decrease) in net assets resulting from operations	(21,053,234)	12,586,992

Dividends and Distributions
Distributions from distributable earnings
Class A	(156,817)	(652,691)
Class C	(34,683)	(164,522)
Class Z	(1,523,311)	(4,413,591)
Class R6	(646,820)	(1,048,577)

	(2,361,631)	(6,279,381)

Fund share transactions (Net of share conversions)
Net proceeds from shares sold	32,600,565	80,284,658
Net asset value of shares issued in reinvestment of dividends and distributions	2,361,283	6,277,852
Cost of shares purchased	(48,778,045)	(26,664,009)

Net increase (decrease) in net assets from Fund share transactions	(13,816,197)	59,898,501

Total increase (decrease)	(37,231,062)	66,206,112

Net Assets:

Beginning of year	101,296,369	35,090,257

End of year	$64,065,307	$101,296,369

See Notes to Financial Statements.
PGIM US Real Estate Fund 19

Financial Highlights

Class A Shares
	Year Ended March 31,

	2023		2022	2021	2020	2019

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$16.68		$14.23	$10.60	$13.14	$11.05
Income (loss) from investment operations:
Net investment income (loss)	0.25		0.16	0.14	0.19	0.19
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(3.77)		3.92	3.66	(1.93)	2.47
Total from investment operations	(3.52)		4.08	3.80	(1.74)	2.66
Less Dividends and Distributions:
Dividends from net investment income	(0.25)		(0.12)	(0.17)	(0.19)	(0.19)
Distributions from net realized gains	(0.17)		(1.51)	-	(0.61)	(0.38)
Total dividends and distributions	(0.42)		(1.63)	(0.17)	(0.80)	(0.57)
Net asset value, end of year	$12.74		$16.68	$14.23	$10.60	$13.14
Total Return(b):	(21.08)%		28.70%	36.16%	(14.51)%	24.76%

Ratios/Supplemental Data:
Net assets, end of year (000)	$4,317		$7,648	$5,849	$6,050	$4,735
Average net assets (000)	$5,402		$6,774	$5,881	$5,832	$4,230
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.26	%(d)	1.25%	1.25%	1.25%	1.25%
Expenses before waivers and/or expense reimbursement	1.77	%(d)	1.66%	1.92%	2.00%	2.36%
Net investment income (loss)	1.84%		0.98%	1.18%	1.42%	1.63%
Portfolio turnover rate(e)	156%		132%	246%	211%	154%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	Includes interest expense on borrowings from the Syndicated Credit Agreement of 0.01%, for the year ended March 31, 2023.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.
20

Class C Shares
	Year Ended March 31,

	2023		2022	2021	2020	2019

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$16.21		$13.88	$10.35	$12.84	$10.81
Income (loss) from investment operations:
Net investment income (loss)	0.14		0.04	0.05	0.09	0.10
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(3.66)		3.82	3.56	(1.88)	2.41
Total from investment operations	(3.52)		3.86	3.61	(1.79)	2.51
Less Dividends and Distributions:
Dividends from net investment income	(0.16)		(0.02)	(0.08)	(0.09)	(0.10)
Distributions from net realized gains	(0.17)		(1.51)	-	(0.61)	(0.38)
Total dividends and distributions	(0.33)		(1.53)	(0.08)	(0.70)	(0.48)
Net asset value, end of year	$12.36		$16.21	$13.88	$10.35	$12.84
Total Return(b):	(21.62)%		27.77%	35.04%	(15.08)%	23.81%

Ratios/Supplemental Data:
Net assets, end of year (000)	$1,129		$2,085	$990	$1,273	$1,135
Average net assets (000)	$1,513		$1,599	$1,031	$1,360	$947
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	2.01	%(d)	2.00%	2.00%	2.00%	2.00%
Expenses before waivers and/or expense reimbursement	2.75	%(d)	2.84%	3.33%	3.32%	4.17%
Net investment income (loss)	1.08%		0.28%	0.43%	0.65%	0.89%
Portfolio turnover rate(e)	156%		132%	246%	211%	154%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	Includes interest expense on borrowings from the Syndicated Credit Agreement of 0.01%, for the year ended March 31, 2023.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.
PGIM US Real Estate Fund 21

Financial Highlights  (continued)

Class Z Shares
	Year Ended March 31,

	2023		2022	2021	2020	2019

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$16.71		$14.25	$10.62	$13.16	$11.07
Income (loss) from investment operations:
Net investment income (loss)	0.28		0.22	0.18	0.22	0.23
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(3.78)		3.91	3.65	(1.93)	2.46
Total from investment operations	(3.50)		4.13	3.83	(1.71)	2.69
Less Dividends and Distributions:
Dividends from net investment income	(0.27)		(0.16)	(0.20)	(0.22)	(0.22)
Distributions from net realized gains	(0.17)		(1.51)	-	(0.61)	(0.38)
Total dividends and distributions	(0.44)		(1.67)	(0.20)	(0.83)	(0.60)
Net asset value, end of year	$12.77		$16.71	$14.25	$10.62	$13.16
Total Return(b):	(20.87)%		29.05%	36.44%	(14.27)%	25.03%

Ratios/Supplemental Data:
Net assets, end of year (000)	$36,692		$77,967	$24,856	$19,702	$20,978
Average net assets (000)	$49,433		$44,164	$21,999	$25,381	$17,162
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.01	%(d)	1.00%	1.00%	1.00%	1.00%
Expenses before waivers and/or expense reimbursement	1.16	%(d)	1.16%	1.42%	1.44%	1.54%
Net investment income (loss)	2.03%		1.34%	1.44%	1.60%	1.90%
Portfolio turnover rate(e)	156%		132%	246%	211%	154%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	Includes interest expense on borrowings from the Syndicated Credit Agreement of 0.01%, for the year ended March 31, 2023.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.
22

Class R6 Shares
	Year Ended March 31,

	2023		2022	2021	2020	2019

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$16.71		$14.25	$10.62	$13.16	$11.06
Income (loss) from investment operations:
Net investment income (loss)	0.28		0.22	0.18	0.28	0.22
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(3.78)		3.91	3.65	(1.99)	2.48
Total from investment operations	(3.50)		4.13	3.83	(1.71)	2.70
Less Dividends and Distributions:
Dividends from net investment income	(0.27)		(0.16)	(0.20)	(0.22)	(0.22)
Distributions from net realized gains	(0.17)		(1.51)	-	(0.61)	(0.38)
Total dividends and distributions	(0.44)		(1.67)	(0.20)	(0.83)	(0.60)
Net asset value, end of year	$12.77		$16.71	$14.25	$10.62	$13.16
Total Return(b):	(20.87)%		29.05%	36.44%	(14.27)%	25.14%

Ratios/Supplemental Data:
Net assets, end of year (000)	$21,927		$13,596	$3,396	$954	$12
Average net assets (000)	$18,301		$9,125	$2,559	$294	$11
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.01	%(d)	1.00%	1.00%	1.00%	1.00%
Expenses before waivers and/or expense reimbursement	1.07	%(d)	1.10%	1.65%	4.99%	135.20%
Net investment income (loss)	2.12%		1.30%	1.46%	2.06%	1.88%
Portfolio turnover rate(e)	156%		132%	246%	211%	154%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	Includes interest expense on borrowings from the Syndicated Credit Agreement of 0.01%, for the year ended March 31, 2023.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.
PGIM US Real Estate Fund 23

Notes to Financial Statements

1.	Organization

Prudential Investment Portfolios 12 (the “Registered Investment Company” or “RIC”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The RIC is organized as a Delaware Statutory Trust. These financial statements relate only to the PGIM US Real Estate Fund (the “Fund”), a series of the RIC. The Fund is classified as a non-diversified fund for purposes of the 1940 Act.

The investment objective of the Fund is capital appreciation and income.

2.	Accounting Policies

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to U.S. generally accepted accounting principles (“GAAP”). The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued as of the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. As described in further detail below, the Fund’s investments are valued daily based on a number of factors, including the type of investment and whether market quotations are readily available. The RIC’s Board of Trustees (the “Board”) has approved the Fund’s valuation policies and procedures for security valuation and designated to PGIM Investments LLC (“PGIM Investments” or the “Manager”) as the Valuation Designee pursuant to SEC Rule 2a-5(b) to perform the fair value determination relating to all Fund investments. Pursuant to the Board’s oversight, the Valuation Designee has established a Valuation Committee to perform the duties and responsibilities as valuation designee under SEC Rule 2a-5. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date.

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities

24

trade in markets that are open on weekends and U.S. holidays, the values of some of the Fund’s foreign investments may change on days when investors cannot purchase or redeem Fund shares.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 - Fair Value Measurement.

Common or preferred stocks, exchange-traded funds and derivative instruments, if applicable, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Foreign equities traded on foreign securities exchanges are generally valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. The models generate an evaluated adjustment factor for each security, which is applied to the local closing price to adjust it for post closing market movements up to the time the Fund is valued. Utilizing that evaluated adjustment factor, the vendor provides an evaluated price for each security. If the vendor does not provide an evaluated price, securities are valued in accordance with exchange-traded common and preferred stock valuation policies discussed above.

Investments in open-end funds (other than exchange-traded funds) are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Securities and other assets that cannot be priced according to the methods described above are valued based on policies and procedures approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy. Altering one or more unobservable inputs may result in a significant change to a Level 3 security’s fair value measurement.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of

PGIM US Real Estate Fund 25

Notes to Financial Statements (continued)

the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Valuation Designee regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities — at the exchange rate as of the valuation date;

(ii) purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period unrealized and realized foreign currency gains (losses) are included in the reported net change in unrealized appreciation (depreciation) on investments and net realized gains (losses) on investment transactions on the Statements of Operations.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on investment transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) arise from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates.

Master Netting Arrangements: The RIC, on behalf of the Fund, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of all or a portion of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the

26

Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law.

Securities Lending: The Fund lends its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. The remaining open loans of the securities lending transactions are considered overnight and continuous. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities in the open market using the collateral.

The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto, which are reflected in interest income or unaffiliated dividend income based on the nature of the payment on the Statement of Operations. The Fund also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed in the Statement of Operations.

Equity and Mortgage Real Estate Investment Trusts (collectively REITs): The Fund invested in REITs, which report information on the source of their distributions annually. Based on current and historical information, a portion of distributions received from REITs during the period is estimated to be dividend income, capital gain or return of capital and recorded accordingly. When material, these estimates are adjusted periodically when the actual source of distributions is disclosed by the REITs.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Fund becomes aware of such dividends. Expenses are recorded on an accrual basis, which may require the use of certain estimates

PGIM US Real Estate Fund 27

Notes to Financial Statements (continued)

by management that may differ from actual. Net investment income or loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day. Class specific expenses and waivers, where applicable, are charged to the respective share classes. Such class specific expenses and waivers include distribution fees and distribution fee waivers, shareholder servicing fees, transfer agent’s fees and expenses, registration fees and fee waivers and/or expense reimbursements, as applicable.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Tax reform legislation commonly referred to as the Tax Cuts and Jobs Act permits a direct REIT shareholder to claim a 20% “qualified business income” deduction for ordinary REIT dividends. The tax legislation did not expressly permit regulated investment companies (“RICs”) paying dividends attributable to such income to pass through this special treatment to its shareholders. On January 18, 2019, the Internal Revenue Service issued final regulations that permit RICs to pass through “qualified REIT dividends” to their shareholders.

Dividends and Distributions: Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified between total distributable earnings (loss) and paid-in capital in excess of par, as appropriate. The chart below sets forth the expected frequency of dividend and capital gains distributions to shareholders. Various factors may impact the frequency of dividend distributions to shareholders, including but not limited to adverse market conditions or portfolio holding-specific events.

Expected Distribution Schedule to Shareholders*	Frequency
Net Investment Income	Quarterly
Short-Term Capital Gains	Annually
Long-Term Capital Gains	Annually

*	Under certain circumstances, the Fund may make more than one distribution of short-term and/or long-term capital gains during a fiscal year.

28

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3.	Agreements

The RIC, on behalf of the Fund, has a management agreement with the Manager pursuant to which it has responsibility for all investment advisory services and supervises the subadvisers’ performance of such services, and pursuant to which it renders administrative services.

The Manager has entered into a subadvisory agreement with PGIM, Inc. (which provides subadvisory services to the Fund through its business unit, PGIM Real Estate) and PGIM Real Estate (UK) Limited, an indirect wholly-owned subsidiary of PGIM, Inc. (collectively, the “subadviser”). The Manager pays for the services of the subadviser.

Fees payable under the management agreement are computed daily and paid monthly. For the reporting period ended March 31, 2023, the contractual and effective management fee rates were as follows:

Contractual Management Rate	Effective Management Fee, before any waivers and/or expense reimbursements
0.75% on average daily net assets up to and including $1 billion;	0.75%
0.73% on the next $2 billion of average daily net assets;
0.71% on the next $2 billion of average daily net assets;
0.70% on the next $5 billion of average daily net assets;
0.69% on average daily net assets exceeding $10 billion.

The Manager has contractually agreed, through July 31, 2024, to limit total annual operating expenses after fee waivers and/or expense reimbursements. This contractual waiver excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales.

Where applicable, the Manager agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class. In addition, total annual operating expenses for Class R6 shares will not exceed total annual operating expenses for Class Z shares. Fees and/or expenses waived and/or reimbursed by the Manager for the purpose of preventing the expenses from exceeding a certain expense ratio limit may be recouped by the Manager within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be

PGIM US Real Estate Fund 29

Notes to Financial Statements (continued)

realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. The expense limitations attributable to each class are as follows:

Class	Expense Limitations

A	1.25%

C	2.00

Z	1.00

R6	1.00

The RIC, on behalf of the Fund, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class C, Class Z and Class R6 shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A and Class C shares, pursuant to the plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate based on average daily net assets per class. PIMS has contractually agreed through July 31, 2024 to limit such fees on certain classes based on the average net assets. The distribution fees are accrued daily and payable monthly.

The Fund’s annual gross and net distribution rates, where applicable, are as follows:

Class	Gross Distribution Fee	Net Distribution Fee

A	0.30%	0.25%

C	1.00	1.00

Z	N/A	N/A

R6	N/A	N/A

For the year ended March 31, 2023, PIMS received front-end sales charges (“FESL”) resulting from sales of certain class shares and contingent deferred sales charges (“CDSC”) imposed upon redemptions by certain shareholders. From these fees, PIMS paid such sales charges to broker-dealers, who in turn paid commissions to salespersons and incurred other distribution costs. The sales charges are as follows where applicable:

Class	FESL	CDSC

A	$9,454	$ —

C	—	252

PGIM Investments, PGIM, Inc., PGIM Real Estate (UK) Limited and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

30

4.	Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent and shareholder servicing agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund may invest its overnight sweep cash in the PGIM Core Government Money Market Fund (the “Core Government Fund”), a fund of the Prudential Government Money Market Fund, Inc., and its securities lending cash collateral in the PGIM Institutional Money Market Fund (the “Money Market Fund”), a fund of Prudential Investment Portfolios 2, each registered under the 1940 Act and managed by PGIM Investments. PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services to the Core Government Fund and the Money Market Fund. In addition to the realized and unrealized gains on investments in the Core Government Fund and the Money Market Fund, earnings from such investments are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors/trustees, and/or common officers. For the year ended March 31, 2023, no 17a-7 transactions were entered into by the Fund.

5.	Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the reporting period ended March 31, 2023, were as follows:

Cost of Purchases	Proceeds from Sales

$116,964,017	$131,180,162

A summary of the cost of purchases and proceeds from sales of shares of affiliated mutual funds for the year ended March 31, 2023, is presented as follows:

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

Short-Term Investments - Affiliated Mutual Funds:

PGIM Core Government Money Market Fund(1)(wi)

$—	$ 637,210	$ 224,479	$—	$—	$412,731	412,731	$220

PGIM US Real Estate Fund 31

Notes to Financial Statements (continued)

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

PGIM Institutional Money Market Fund(1)(b)(wi)
$—	$12,624,062	$12,624,032	$—	$(30)	$ —	—	$677(2)

$—	$13,261,272	$12,848,511	$—	$(30)	$412,731		$897

(1)	The Fund did not have any capital gain distributions during the reporting period.
(2)	The amount, or a portion thereof, represents the affiliated securities lending income shown on the Statement of Operations.
(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(wi)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Government Money Market Fund and PGIM Institutional Money Market Fund, if applicable.

6.	Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date.

For the year ended March 31, 2023, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets were as follows:

Ordinary Income	Long-Term Capital Gains	Tax Return of Capital	Total Dividends and Distributions

$1,678,094	$683,537	$—	$2,361,631

For the year ended March 31, 2022, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets were as follows:

Ordinary Income	Long-Term Capital Gains	Tax Return of Capital	Total Dividends and Distributions

$4,006,541	$2,272,840	$—	$6,279,381

For the year ended March 31, 2023, the Fund had the following amounts of accumulated undistributed earnings on a tax basis:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains

$390,130	$—

32

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of March 31, 2023 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation

$63,311,015	$5,316,777	$(4,715,039)	$601,738

The differences between GAAP and tax basis were primarily attributable to deferred losses on wash sales.

For federal income tax purposes, the Fund had an approximated capital loss carryforward as of March 31, 2023 which can be carried forward for an unlimited period. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses.

Capital Loss Carryforward	Capital Loss Carryforward Utilized

$10,712,000	$—

The Manager has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended March 31, 2023 are subject to such review.

7.	Capital and Ownership

The Fund offers Class A, Class C, Class Z and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 5.50%. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a CDSC of 1%, although they are not subject to an initial sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Effective June 26, 2020, all of the issued and outstanding Class B shares of the Fund converted into Class A shares. Class C shares are sold with a CDSC of 1% on sales made within 12 months of purchase. Class C shares will automatically convert to Class A shares on a monthly basis approximately eight years (ten years prior to January 22, 2021) after purchase. Class Z and Class R6 shares are not subject to any sales or redemption charges and are available exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of beneficial interest, below.

PGIM US Real Estate Fund 33

Notes to Financial Statements (continued)

The RIC has authorized an unlimited number of shares of beneficial interest of the Fund at $0.001 par value per share, currently divided into four classes, designated Class A, Class C, Class Z and Class R6.

As of March 31, 2023, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned shares of the Fund as follows:

Class	Number of Shares	Percentage of Outstanding Shares

Z	1,744,539	60.7%

R6	1,132	0.1

At the reporting period end, the number of shareholders holding greater than 5% of the Fund are as follows:

	Number of Shareholders	Percentage of Outstanding Shares

Affiliated	1	34.6%

Unaffiliated	4	49.7

Transactions in shares of beneficial interest were as follows:

Share Class	Shares	Amount

Class A
Year ended March 31, 2023:
Shares sold	42,262	$597,096
Shares issued in reinvestment of dividends and distributions	12,351	156,473
Shares purchased	(181,982)	(2,473,948)
Net increase (decrease) in shares outstanding before conversion	(127,369)	(1,720,379)
Shares issued upon conversion from other share class(es)	7,673	104,985
Net increase (decrease) in shares outstanding	(119,696)	$(1,615,394)

Year ended March 31, 2022:
Shares sold	133,154	$2,221,864
Shares issued in reinvestment of dividends and distributions	39,006	651,167
Shares purchased	(124,055)	(2,032,043)
Net increase (decrease) in shares outstanding before conversion	48,105	840,988
Shares issued upon conversion from other share class(es)	2,962	49,117
Shares purchased upon conversion into other share class(es)	(3,653)	(57,955)
Net increase (decrease) in shares outstanding	47,414	$832,150

34

Share Class	Shares	Amount

Class C
Year ended March 31, 2023:
Shares sold	19,431	$275,442
Shares issued in reinvestment of dividends and distributions	2,883	34,679
Shares purchased	(51,460)	(654,276)
Net increase (decrease) in shares outstanding before conversion	(29,146)	(344,155)
Shares purchased upon conversion into other share class(es)	(8,111)	(107,668)
Net increase (decrease) in shares outstanding	(37,257)	$(451,823)

Year ended March 31, 2022:
Shares sold	81,625	$1,307,801
Shares issued in reinvestment of dividends and distributions	10,123	164,522
Shares purchased	(27,101)	(431,659)
Net increase (decrease) in shares outstanding before conversion	64,647	1,040,664
Shares purchased upon conversion into other share class(es)	(7,332)	(117,126)
Net increase (decrease) in shares outstanding	57,315	$923,538

Class Z
Year ended March 31, 2023:
Shares sold	769,515	$11,113,103
Shares issued in reinvestment of dividends and distributions	118,713	1,523,311
Shares purchased	(2,681,515)	(37,008,032)
Net increase (decrease) in shares outstanding before conversion	(1,793,287)	(24,371,618)
Shares issued upon conversion from other share class(es)	212	2,683
Net increase (decrease) in shares outstanding	(1,793,075)	$(24,368,935)

Year ended March 31, 2022:
Shares sold	3,945,497	$64,966,082
Shares issued in reinvestment of dividends and distributions	264,216	4,413,586
Shares purchased	(1,249,368)	(20,105,425)
Net increase (decrease) in shares outstanding before conversion	2,960,345	49,274,243
Shares issued upon conversion from other share class(es)	7,824	125,964
Shares purchased upon conversion into other share class(es)	(46,243)	(714,458)
Net increase (decrease) in shares outstanding	2,921,926	$48,685,749

Class R6
Year ended March 31, 2023:
Shares sold	1,496,845	$20,614,924
Shares issued in reinvestment of dividends and distributions	51,465	646,820
Shares purchased	(644,783)	(8,641,789)
Net increase (decrease) in shares outstanding	903,527	$12,619,955

PGIM US Real Estate Fund 35

Notes to Financial Statements (continued)

Share Class	Shares	Amount

Year ended March 31, 2022:
Shares sold	715,946	$11,788,911
Shares issued in reinvestment of dividends and distributions	62,756	1,048,577
Shares purchased	(249,612)	(4,094,882)
Net increase (decrease) in shares outstanding before conversion	529,090	8,742,606
Shares issued upon conversion from other share class(es)	46,243	714,458
Net increase (decrease) in shares outstanding	575,333	$9,457,064

8.	Borrowings

The RIC, on behalf of the Fund, along with other affiliated registered investment companies (the “Participating Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The table below provides details of the current SCA in effect at the reporting period-end as well as the prior SCA.

	Current SCA	Prior SCA
Term of Commitment	9/30/2022 - 9/28/2023	10/1/2021 – 9/29/2022
Total Commitment	$ 1,200,000,000	$ 1,200,000,000
Annualized Commitment Fee on the Unused Portion of the SCA	0.15%	0.15%
Annualized Interest Rate on Borrowings	1.00% plus the higher of (1) the effective federal funds rate, (2) the daily SOFR rate plus 0.10% or (3) zero percent	1.20% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Participating Funds in the SCA equitably.

The Fund utilized the SCA during the year ended March 31, 2023. The average daily balance for the 58 days that the Fund had loans outstanding during the period was approximately $1,201,052, borrowed at a weighted average interest rate of 3.16%. The maximum loan outstanding amount during the period was $5,854,000. At March 31, 2023, the Fund did not have an outstanding loan amount.

36

9.	Risks of Investing in the Fund

The Fund’s risks include, but are not limited to, some or all of the risks discussed below. For further information on the Fund’s risks, please refer to the Fund’s Prospectus and Statement of Additional Information.

Active Trading Risk: The Fund actively and frequently trades its portfolio securities. High portfolio turnover results in higher transaction costs, which can affect the Fund’s performance and have adverse tax consequences. In addition, high portfolio turnover may also mean that a proportionately greater amount of distributions to shareholders will be taxed as ordinary income rather than long-term capital gains compared to investment companies with lower portfolio turnover.

Concentration Risk: To the extent that the Fund is concentrated in the securities of companies, a particular market, industry, group of industries, sector or asset class, country, region or group of countries, the Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class, country, region or group of countries.

Economic and Market Events Risk: Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth or the functioning of the securities markets, or otherwise reduce inflation, may at times result in unusually high market volatility, which could negatively impact performance. Governmental efforts to curb inflation often have negative effects on the level of economic activity. Relatively reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.

Equity and Equity-Related Securities Risk: Equity and equity-related securities may be subject to changes in value, and their values may be more volatile than those of other asset classes. In addition to an individual security losing value, the value of the equity markets or a sector in which the Fund invests could go down. Different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.

Increase in Expenses Risk: Your actual cost of investing in the Fund may be higher than the expenses shown in the expense table in the Fund’s prospectus for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile. Active and frequent trading of Fund securities can increase expenses.

Large Shareholder and Large Scale Redemption Risk: Certain individuals, accounts, funds (including funds affiliated with the Manager) or institutions, including the Manager and its affiliates, may from time to time own or control a substantial amount of the Fund’s shares. There is no requirement that these entities maintain their investment in the Fund. There is a risk that such large shareholders or that the Fund’s shareholders generally may redeem all

PGIM US Real Estate Fund 37

Notes to Financial Statements (continued)

or a substantial portion of their investments in the Fund in a short period of time, which could have a significant negative impact on the Fund’s NAV, liquidity, and brokerage costs. Large redemptions could also result in tax consequences to shareholders and impact the Fund’s ability to implement its investment strategy. The Fund’s ability to pursue its investment objective after one or more large scale redemptions may be impaired and, as a result, the Fund may invest a larger portion of its assets in cash or cash equivalents.

Market Disruption and Geopolitical Risks: Market disruption can be caused by economic, financial or political events and factors, including but not limited to, international wars or conflicts (including Russia’s military invasion of Ukraine), geopolitical developments (including trading and tariff arrangements, sanctions and cybersecurity attacks), instability in regions such as Asia, Eastern Europe and the Middle East, terrorism, natural disasters and public health epidemics (including the outbreak of COVID - 19 globally).

The extent and duration of such events and resulting market disruptions cannot be predicted, but could be substantial and could magnify the impact of other risks to the Fund. These and other similar events could adversely affect the U.S. and foreign financial markets and lead to increased market volatility, reduced liquidity in the securities markets, significant negative impacts on issuers and the markets for certain securities and commodities and / or government intervention. They may also cause short - or long - term economic uncertainties in the United States and worldwide. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may be negatively impacted. Further, due to closures of certain markets and restrictions on trading certain securities, the value of certain securities held by the Fund could be significantly impacted, which could lead to such securities being valued at zero.

COVID - 19 and the related governmental and public responses have had, and future public health epidemics may have, an impact on the Fund’s investments and net asset value and have led and may lead to increased market volatility and the potential for illiquidity in certain classes of securities and sectors of the market. Future public health epidemics may result in periods of business disruption, business closures, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the issuers in which the Fund invests. The occurrence, reoccurrence and pendency of public health epidemics could adversely affect the economies and financial markets either in specific countries or worldwide.

Market Risk: Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of your investment in the Fund will decline.

38

Non-Diversified Investment Company Risk: The Fund is non-diversified for purposes of the 1940 Act. This means that the Fund may invest a greater percentage of its assets in the securities of a single company or other issuer than a diversified fund. Investing in a non-diversified fund involves greater risk than investing in a diversified fund because a loss resulting from the decline in value of any one security may represent a greater portion of the total assets of a non-diversified fund.

Portfolio Turnover Risk: The length of time the Fund has held a particular security is not generally a consideration in investment decisions. Under certain market conditions, the Fund’s turnover rate may be higher than that of other mutual funds. Portfolio turnover generally involves some expense to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. These transactions may result in realization of taxable capital gains. The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s investment performance.

Real Estate Investment Trust (“REIT”) Risk: Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, may not be diversified geographically or by property/mortgage asset type, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs may be more volatile and/or more illiquid than other types of equity securities. REITs (especially mortgage REITs) are subject to interest rate risks. REITs may incur significant amounts of leverage. The Fund will indirectly bear a portion of the expenses, including management fees, paid by each REIT in which it invests, in addition to the expenses of the Fund.

REITs must also meet certain requirements under the Internal Revenue Code of 1986, as amended (the “Code”) to avoid entity level tax and be eligible to pass-through certain tax attributes of their income to shareholders. REITs are consequently subject to the risk of failing to meet these requirements for favorable tax treatment and of failing to maintain their exemptions from registration under the Investment Company Act of 1940. REITs are subject to the risks of changes in the Code affecting their tax status.

Because the Fund invests in real estate securities, including REITs, the Fund is subject to the risks of investing in the real estate industry, such as changes in general and local economic conditions, the supply and demand for real estate and changes in zoning and tax laws. Since the Fund concentrates in the real estate industry, its holdings can vary significantly from broad market indices. As a result, the Fund’s performance can deviate from the performance of such indices. Because the Fund invests in stocks, there is the risk that the price of a particular stock owned by the Fund could go down or pay lower-than-expected or no dividends. In addition to an individual stock losing value, the value of the equity markets or of companies comprising the real estate industry could go down.

PGIM US Real Estate Fund 39

Notes to Financial Statements (continued)

Real Estate Related Securities Risk: Because the Fund invests in real estate securities, including REITs, the Fund is subject to the risks of investing in the real estate industry, such as changes in general and local economic conditions, the supply and demand for real estate and changes in zoning and tax laws. Since the Fund concentrates in the real estate industry, its holdings can vary significantly from broad market indices. As a result, the Fund’s performance can deviate from the performance of such indices. Because the Fund invests in stocks, there is the risk that the price of a particular stock owned by the Fund could go down or pay lower-than-expected or no dividends. In addition to an individual stock losing value, the value of the equity markets or of companies comprising the real estate industry could go down.

An investment in the Fund will be closely linked to the performance of the real estate markets. Real estate securities are subject to the same risks as direct investments in real estate and mortgages, and their value will depend on the value of the underlying properties or the underlying loans or interests. The underlying loans may be subject to the risks of default or of prepayments that occur earlier or later than expected, and such loans may also include so-called “subprime” mortgages. The value of these securities will rise and fall in response to many factors, including economic conditions, the demand for rental property and interest rates. In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties.

Selection Risk: Selection risk is the risk that the securities selected by the subadviser will underperform the market, the relevant indices, or other funds with similar investment objectives and investment strategies. Individual REIT prices may drop because of the failure of borrowers to pay their loans, a dividend reduction, a disruption to the real estate investment sales market, changes in federal or state taxation policies affecting REITs, or poor management of a REIT.

Value Style Risk: Since the Fund follows a value investment style, there is the risk that the value style may be out of favor for long periods of time, that the market will not recognize a security’s intrinsic value for a long time or at all, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Issuers of value stocks may have experienced adverse business developments or may be subject to special risks that have caused the stock to be out of favor. In addition, the Fund’s value investment style may go out of favor with investors, negatively affecting the Fund’s performance. If the Fund’s assessment of market conditions or a company’s value is inaccurate, the Fund could suffer losses or produce poor performance relative to other funds.

40

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Prudential Investment Portfolios 12 and Shareholders of PGIM US Real Estate Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PGIM US Real Estate Fund (one of the funds constituting Prudential Investment Portfolios 12, referred to hereafter as the “Fund”) as of March 31, 2023, the related statement of operations for the year ended March 31, 2023, the statements of changes in net assets for each of the two years in the period ended March 31, 2023, including the related notes, and the financial highlights for each of the three years in the period ended March 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended March 31, 2023 and the financial highlights for each of the three years in the period ended March 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended March 31, 2020 and the financial highlights for each of the periods ended on or prior to March 31, 2020 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated May 21, 2020 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2023 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

New York, New York

May 16, 2023

We have served as the auditor of one or more investment companies in the PGIM Retail Funds complex since 2020.

PGIM US Real Estate Fund 41

Tax Information (unaudited)

We are advising you that during the year ended March 31, 2023, the Fund reports the maximum amount allowed per share but not less than $0.13 for Class A, C, Z and R6 shares as a capital gain distribution in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

For the year ended March 31, 2023, the Fund reports the maximum amount allowable, but not less than 100.00% of the ordinary income dividends as qualified business income dividends in accordance with Section 199A of the Internal Revenue Code.

In January 2024, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2023.

42

Liquidity Risk Management Program (unaudited)

Consistent with Rule 22e-4 under the 1940 Act (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program (the “LRMP”). The Fund’s LRMP seeks to assess and manage the Fund’s liquidity risk, which is defined as the risk that the Fund is unable to meet investor redemption requests without significantly diluting the remaining investors’ interests in the Fund. The Board has approved PGIM Investments LLC (“PGIM Investments”), the Fund’s investment manager, to serve as the administrator of the Fund’s LRMP. As part of its responsibilities as administrator, PGIM Investments has retained a third party to perform certain functions, including providing market data and liquidity classification model information.

The Fund’s LRMP includes a number of processes designed to support the assessment and management of its liquidity risk. In particular, the Fund’s LRMP includes no less than annual assessments of factors that influence the Fund’s liquidity risk; no less than monthly classifications of the Fund’s investments into one of four liquidity classifications provided for in the Liquidity Rule; a 15% of net assets limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); establishment of a minimum percentage of the Fund’s assets to be invested in investments classified as “highly liquid” (as defined under the Liquidity Rule) if the Fund does not invest primarily in highly liquid investments; and regular reporting to the Board.

At a meeting of the Board on March 7-9, 2023, PGIM Investments provided a written report (“LRMP Report”) to the Board addressing the operation, adequacy, and effectiveness of the Fund’s LRMP, including any material changes to the LRMP for the period from January 1, 2022 through December 31, 2022 (“Reporting Period”). The LRMP Report concluded that the Fund’s LRMP was reasonably designed to assess and manage the Fund’s liquidity risk and was adequately and effectively implemented during the Reporting Period. There were no material changes to the LRMP during the Reporting Period. The LRMP Report further concluded that the Fund’s investment strategies continue to be appropriate given the Fund’s status as an open-end fund.

There can be no assurance that the LRMP will achieve its objectives in the future. Additional information regarding risks of investing in the Fund, including liquidity risks presented by the Fund’s investment portfolio, is found in the Fund’s Prospectus and Statement of Additional Information.

PGIM US Real Estate Fund

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS (unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding 1958 Board Member Portfolios Overseen: 97	Chief Executive Officer (CEO) and President, The Joyce Foundation (charitable foundation) (since 2002); formerly Vice Chair, City Colleges of Chicago (community college system) (2011-2015); formerly Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); formerly Trustee, Economic Club of Chicago (2009-2016); Trustee, Loyola University (since 2018).	None.	Since September 2013

Kevin J. Bannon 1952 Board Member Portfolios Overseen: 98	Retired; formerly Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; formerly President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since July 2008

PGIM US Real Estate Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Linda W. Bynoe 1952 Board Member Portfolios Overseen: 95	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Limited LLC (formerly Telemat Ltd) (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Trustee of Equity Residential (residential real estate) (since December 2009); Director of Northern Trust Corporation (financial services) (since April 2006); formerly Director of Anixter International, Inc. (communication products distributor) (January 2006-June 2020).	Since March 2005

Barry H. Evans 1960 Board Member Portfolios Overseen: 98	Retired; formerly President (2005-2016), Global Chief Operating Officer (2014-2016), Chief Investment Officer - Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management (asset management).	Formerly Director, Manulife Trust Company (2011-2018); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).	Since September 2017

Keith F. Hartstein 1956 Board Member & Independent Chair Portfolios Overseen: 98	Retired; formerly Member (November 2014-September 2022) of the Governing Council of the Independent Directors Council (IDC) (organization of independent mutual fund directors); formerly Executive Committee of the IDC Board of Governors (October 2019-December 2021); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); formerly Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.	Since September 2013

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Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick 1962 Board Member Portfolios Overseen: 95	A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly Visiting Professor of Law, Stanford Law School (2015-2021); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).	Independent Director, Andela (since January 2022) (global talent network); Independent Director, Roku (since December 2020) (communication services); formerly Independent Director, Synnex Corporation (2019-2021) (information technology); formerly Independent Director, Kabbage, Inc. (2018-2020) (financial services); formerly Independent Director, Corporate Capital Trust (2017-2018) (a business development company).	Since September 2017

Brian K. Reid 1961 Board Member Portfolios Overseen: 98	Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); formerly Director, ICI Mutual Insurance Company (2012-2017).	None.	Since March 2018

PGIM US Real Estate Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Grace C. Torres 1959 Board Member Portfolios Overseen: 98	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank; formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank.	Since November 2014

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Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker 1962 Board Member & President Portfolios Overseen: 98	President, Chief Executive Officer, Chief Operating Officer and Officer in Charge of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); President and Principal Executive Officer (“PEO”) (since September 2022) of the PGIM Private Credit Fund; President and PEO (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011); Investment Company Institute - Board of Governors (since May 2012).	None.	Since January 2012

Scott E. Benjamin 1973 Board Member & Vice President Portfolios Overseen: 98	Executive Vice President (since May 2009) of PGIM Investments LLC; Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); Vice President (since September 2022) of the PGIM Private Credit Fund; Vice President (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).	None.	Since March 2010

PGIM US Real Estate Fund

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Claudia DiGiacomo 1974 Chief Legal Officer	Chief Legal Officer (since September 2022) of the PGIM Private Credit Fund; Chief Legal Officer (since July 2022) of the PGIM Private Real Estate Fund, Inc.; Chief Legal Officer, Executive Vice President and Secretary of PGIM Investments LLC (since August 2020); Chief Legal Officer of Prudential Mutual Fund Services LLC (since August 2020); Chief Legal Officer of PIFM Holdco, LLC (since August 2020); Vice President and Corporate Counsel (since January 2005) of Prudential; and Corporate Counsel of AST Investment Services, Inc. (since August 2020); formerly Vice President and Assistant Secretary of PGIM Investments LLC (2005-2020); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since December 2005

Drew Donohue 1972 Chief Compliance Officer	Chief Compliance Officer (since May 2023) of the PGIM Funds, Target Funds, PGIM ETF Trust, PGIM Global High Yield Fund, Inc., PGIM High Yield Bond Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Private Credit Fund, PGIM Private Real Estate Fund, Inc.; Vice President, Chief Compliance Officer of PGIM Investments LLC (since September 2022); formerly various senior compliance roles within Principal Global Investors, LLC., global asset management for Principal Financial (2011-2022), most recently as Global Chief Compliance Officer (2016-2022).	Since May 2023

Andrew R. French 1962 Secretary	Vice President (since December 2018) of PGIM Investments LLC; Secretary (since September 2022) of the PGIM Private Credit Fund; Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Vice President and Corporate Counsel (2010-2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since October 2006

Melissa Gonzalez 1980 Assistant Secretary	Vice President and Corporate Counsel (since September 2018) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director and Corporate Counsel (March 2014-September 2018) of Prudential.	Since March 2020

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Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Patrick E. McGuinness 1986 Assistant Secretary	Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Director and Corporate Counsel (since February 2017) of Prudential; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.	Since June 2020

Debra Rubano 1975 Assistant Secretary	Vice President and Corporate Counsel (since November 2020) of Prudential; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc; formerly Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC (2010-2020) and Assistant Secretary of numerous funds in the Allianz fund complex (2015-2020).	Since December 2020

Kelly A. Coyne 1968 Assistant Secretary	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010); Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.	Since March 2015

Christian J. Kelly 1975 Chief Financial Officer	Vice President, Global Head of Fund Administration of PGIM Investments LLC (since November 2018); Chief Financial Officer (since March 2023) of PGIM Investments mutual funds, closed end funds and ETFs, Advanced Series Trust Portfolios, Prudential Series Funds and Prudential Gibraltar Fund; Chief Financial Officer of PGIM Private Credit Fund (since September 2022); Chief Financial Officer of PGIM Private Real Estate Fund (since July 2022); formerly Treasurer and Principal Financial Officer (January 2019-March 2023) of PGIM Investments mutual funds, closed end funds and ETFs, Advanced Series Trust Portfolios, Prudential Series Funds and Prudential Gibraltar Fund; formerly Treasurer and Principal Financial Officer (March 2022 – July 2022) of the PGIM Real Estate Fund, Inc.; formerly Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).	Since January 2019

PGIM US Real Estate Fund

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Russ Shupak 1973 Treasurer and Principal Accounting Officer	Vice President (since 2017) within PGIM Investments Fund Administration; Treasurer and Principal Accounting Officer of PGIM Investments mutual funds, closed end funds and ETFs (since March 2023); Treasurer and Principal Accounting Officer (since July 2022) of the PGIM Private Real Estate Fund, Inc.; Assistant Treasurer (since September 2022) of the PGIM Private Credit Fund; formerly Assistant Treasurer (March 2022 – July 2022) of the PGIM Private Real Estate Fund, Inc.; Assistant Treasurer of Advanced Series Trust Portfolios, Prudential Series Funds and Prudential Gibraltar Fund (since October 2019); formerly Director (2013-2017) within PGIM Investments Fund Administration.	Since October 2019

Lana Lomuti 1967 Assistant Treasurer	Vice President (since 2007) within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.; formerly Director (2005-2007) within PGIM Investments Fund Administration.	Since April 2014

Deborah Conway 1969 Assistant Treasurer	Vice President (since 2017) within PGIM Investments Fund Administration; Assistant Treasurer (since September 2022) of the PGIM Private Credit Fund; Assistant Treasurer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director (2007-2017) within PGIM Investments Fund Administration.	Since October 2019

Elyse M. McLaughlin 1974 Assistant Treasurer	Vice President (since 2017) within PGIM Investments Fund Administration; Treasurer and Principal Accounting Officer of the Advanced Series Trust, the Prudential Series Fund and the Prudential Gibraltar Fund (since March 2023); Treasurer and Principal Accounting Officer (since September 2022) of the PGIM Private Credit Fund; Assistant Treasurer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; Assistant Treasurer of PGIM Investments mutual funds, closed end funds and ETFs (since October 2019); formerly Director (2011-2017) within PGIM Investments Fund Administration.	Since October 2019

Robert W. McCormack 1973 Assistant Treasurer	Vice President (since 2019) within PGIM Investments Fund Administration; Assistant Treasurer (Since March 2023) of PGIM Investments mutual funds, closed end funds, ETFs, Advanced Series Trust Portfolios, Prudential Series Funds and Prudential Gibraltar Fund; Assistant Treasurer (since September 2022) of the PGIM Private Credit Fund; Assistant Treasurer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director (2016-2019) within PGIM Investments Fund Administration; formerly Vice President within Goldman, Sachs & Co. Investment Management Controllers (2008- 2016), Assistant Treasurer of Goldman Sachs Family of Funds (2015-2016).	Since March 2023

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Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Kelly Florio 1978 Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Global Compliance Programs and Compliance Risk Management (since December 2021) of Prudential; formerly Head of Fraud Risk Management (October 2019 to December 2021) at New York Life Insurance Company; formerly Head of Key Risk Area Operations (November 2018 to October 2019), Director of the US Anti-Money Laundering Compliance Unit (2009-2018) and Bank Loss Prevention Associate (2006 -2009) at MetLife.	Since June 2022

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.
∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.
∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

∎

“Other Directorships Held” includes all directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

∎

“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Mutual Funds, Target Funds, PGIM ETF Trust, PGIM Private Real Estate Fund, Inc., PGIM Private Credit Fund, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

∎	As used in the Fund Officers table “Prudential” means The Prudential Insurance Company of America.

PGIM US Real Estate Fund

⬛ MAIL 655 Broad Street Newark, NJ 07102	⬛ TELEPHONE (800) 225-1852	⬛ WEBSITE pgim.com/investments

PROXY VOTING

The Board of Trustees of the Fund has delegated to the Fund’s subadvisers the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling
(800) 225-1852 or by visiting the Securities and Exchange Commission’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange
Commission’s website.

TRUSTEES Ellen S. Alberding ● Kevin J. Bannon ● Scott E. Benjamin ● Linda W. Bynoe ● Barry H. Evans ● Keith F. Hartstein ● Laurie Simon Hodrick ● Stuart S. Parker ● Brian K. Reid ● Grace C. Torres

OFFICERS

Stuart S. Parker, President ● Scott E. Benjamin, Vice President ● Christian J. Kelly, Chief Financial Officer ● Claudia DiGiacomo, Chief Legal Officer ●
Drew Donohue, Chief Compliance Officer ● Kelly Florio, Anti-Money Laundering Compliance Officer ● Andrew R. French, Secretary ● Melissa Gonzalez,
Assistant Secretary ● Kelly A. Coyne, Assistant Secretary ● Patrick E. McGuinness, Assistant Secretary ● Debra Rubano, Assistant Secretary ●
Russ Shupak, Treasurer and Principal Accounting Officer ● Lana Lomuti, Assistant Treasurer ● Elyse M. McLaughlin, Assistant Treasurer ●
Deborah Conway, Assistant Treasurer ● Robert W. McCormack, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

SUBADVISERS	PGIM Real Estate	7 Giralda Farms Madison, NJ 07940

	PGIM Real Estate (UK) Limited	Grand Buildings, 1-3 Strand Trafalgar Square London, WC2N 5HR United Kingdom

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	240 Greenwich Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 534432 Pittsburgh, PA 15253

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	PricewaterhouseCoopers LLP	300 Madison Avenue New York, NY 10017

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain the prospectus and summary prospectus by visiting our website at pgim.com/investments or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY

To receive your mutual fund documents online, go to pgim.com/investments/resource/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES

Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, PGIM US Real Estate Fund, PGIM Investments, Attn: Board of Trustees, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to that Trustee at the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the Commission’s website at sec.gov.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM US REAL ESTATE FUND

SHARE CLASS	A	C	Z	R6

NASDAQ	PJEAX	PJECX	PJEZX	PJEQX

CUSIP	744336603	744336801	744336884	744336751

MF209E

PGIM SHORT DURATION MUNI FUND

ANNUAL REPORT

MARCH 31, 2023

To enroll in e-delivery, go to pgim.com/investments/resource/edelivery

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC (PIMS), member SIPC. PGIM Fixed Income is a unit of PGIM, Inc. (PGIM), a registered investment adviser. PIMS and PGIM are Prudential Financial companies. © 2023 Prudential Financial, Inc. and its related entities. PGIM and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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Letter from the President

Dear Shareholder:

We hope you find the annual report for the PGIM Short Duration Muni Fund informative and useful. The report covers performance for the 12-month period that ended March 31, 2023.

The attention of the global economy and financial markets pivoted during the period from the COVID-19 pandemic to the challenge of rapidly rising inflation. While job growth remained strong, prices for a wide range of goods and services rose in response to economic reopenings, supply-chain disruptions, government stimulus, and Russia’s invasion of Ukraine. With inflation surging to a 40-year high, the Federal Reserve (the Fed) and other central banks aggressively hiked interest rates, prompting recession concerns.

Stocks fell sharply for most of the period as investors worried about higher prices, slowing economic growth, geopolitical uncertainty, and new COVID-19 outbreaks. Despite rallying in recent months on optimism that the Fed might slow the pace of future rate hikes, equities declined globally over the entire period, including stocks in the US, international developed markets, and emerging markets.

While bond markets have also rallied recently, rising rates and economic uncertainty drove fixed income prices broadly lower during the period. US and global investment-grade bonds, along with US high yield corporate bonds and emerging market debt, all posted negative returns.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we provide access to active investment strategies across the global markets in the pursuit of consistent outperformance for investors. PGIM is the world’s 11th-largest investment manager with more than $1.5 trillion in assets under management. Our scale and investment expertise allow us to deliver a diversified suite of actively managed solutions across a broad spectrum of asset classes and investment styles.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM Short Duration Muni Fund

May 15, 2023

PGIM Short Duration Muni Fund 3

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgim.com/investments or by calling (800) 225-1852.

	Average Annual Total Returns as of 3/31/23
	One Year (%)	Five Years (%)	Since Inception (%)

Class A

(with sales charges)	-1.66	0.52	1.32 (05/29/2014)

(without sales charges)	0.60	0.98	1.58 (05/29/2014)

Class C

(with sales charges)	-1.37	0.19	0.79 (05/29/2014)

(without sales charges)	-0.37	0.19	0.79 (05/29/2014)

Class Z

(without sales charges)	0.80	1.26	1.84 (05/29/2014)

Class R6

(without sales charges)	0.83	1.28	1.36 (05/25/2017)

Bloomberg 1-8 Year Municipal Index

	1.70	1.61	—

Average Annual Total Returns as of 3/31/23 Since Inception (%)

	Class A, Class C, Class Z (05/29/2014)	Class R6 (05/25/2017)

Bloomberg 1-8 Year Municipal Index	1.45	1.28

Since Inception returns are provided for any share class with less than 10 fiscal years of returns. Since Inception returns for the Index are measured from the closest month-end to the class’s inception date.

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Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the Fund’s Class Z shares with a similar investment in the Bloomberg 1-8 Year Municipal Index, by portraying the initial account values at the commencement of operations for Class Z shares (May 29, 2014) and the account values at the end of the current fiscal year (March 31, 2023), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier, performance for other share classes will vary due to the differing charges and expenses applicable to each share class (as explained in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

PGIM Short Duration Muni Fund 5

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class C	Class Z	Class R6

Maximum initial sales charge	2.25% of the public offering price	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of the original purchase price or the net asset value at redemption)

For purchases prior to May 1, 2023: 1.00% on sales of $500,000 or more made within 12 months of purchase For purchases on or after May 1, 2023: 1.00% on sales of $250,000 or more made within 18 months of purchase

		1.00% on sales made within 12 months of purchase	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.25%	1.00%	None	None

Benchmark Definition

Bloomberg 1-8 Year Municipal Index—The Bloomberg US Municipal Index covers the USD-denominated long-term tax-exempt bond market and has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds, and pre-refunded bonds. The Bloomberg 1-8 Year Municipal Index contains bonds with maturities between 1 and 8 years.

Investors cannot invest directly in an index. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes that may be paid by an investor.

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Distributions and Yields as of 3/31/23

	Total Distributions Paid for 12 Months ($)	SEC 30-Day Subsidized Yield* (%)	Taxable Equivalent 30-Day Subsidized Yield*** at Federal Tax Rates of		SEC 30-Day Unsubsidized Yield** (%)	Taxable Equivalent 30-Day Unsubsidized Yield*** at Federal Tax Rates of
			37.0%	40.8%		37.0%	40.8%

Class A	0.14	2.76	4.38	4.66	2.59	4.11	4.38

Class C	0.05	1.92	3.05	3.24	1.75	2.78	2.96

Class Z	0.17	3.02	4.79	5.10	2.90	4.60	4.90

Class R6	0.17	3.05	4.84	5.15	2.80	4.44	4.73

*SEC 30-Day Subsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s net expenses (net of any expense waivers or reimbursements). The investor experience is represented by the SEC 30-Day Subsidized Yield.

**SEC 30-Day Unsubsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s gross expenses. The investor experience is represented by the SEC 30-Day Subsidized Yield.

***The taxable equivalent yield is the yield an investor would have to earn on a taxable investment in order to equal the yield provided by a tax-exempt municipal bond. Some investors may be subject to the federal alternative minimum tax (AMT). Taxable equivalent yields reflect federal and applicable state tax rates.

Credit Quality expressed as a percentage of total investments as of 3/31/23 (%)

AAA	8.1

AA	33.3

A	46.1

BBB	7.4

BB	2.2

Not Rated	2.6

Cash/Cash Equivalents	0.3

Total	100.0

Credit ratings reflect the highest rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investors Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch Ratings Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent and are widely used. The Not Rated category consists of securities that have not been rated by an NRSRO. Credit ratings are subject to change.

PGIM Short Duration Muni Fund 7

Strategy and Performance Overview* (unaudited)

How did the Fund perform?

The PGIM Short Duration Muni Fund’s Class Z shares returned 0.80% in the 12-month reporting period that ended March 31, 2023, underperforming the 1.70% return of the Bloomberg 1-8 Year Municipal Index (the Index).

What were conditions like in the municipal bond market?

•

Municipal bonds posted a modestly positive return during the reporting period as the tone turned more constructive over the second half of the period. A combination of lower supply, better-than-expected inflation prints, and an expectation that the US Federal Reserve (the Fed) could be nearing the end of its rate-hiking cycle drove positive performance in both the fourth quarter of 2022 and the first quarter of 2023. This stood in stark contrast to the first six months of the reporting period, when persistently high inflation and an increasingly hawkish tone from the Fed drove record outflows and deeply negative returns, with municipal bond yields rising to their highest level in over a decade.

•

Overall, municipal bond yields rose over the full reporting period, with the yield on the Bloomberg Municipal Bond Aggregate Index ending the period at 3.25%, up from 2.60% at the beginning of the period. Meanwhile, the tax-exempt municipal yield curve became inverted in the 2-to-10-year part of the curve as intermediate yields rose less than front-end yields. (A yield curve is a line graph that illustrates the relationship between the yields and maturities of fixed income securities. It is created by plotting the yields of different maturities for the same type of bonds.) Municipal bonds outperformed Treasuries, and Municipal/Treasury ratios richened across the curve. Five-year, 10-year, and 30-year Municipal/Treasury ratios ended the reporting period at 61%, 65%, and 89%, respectively, down from 81%, 94%, and 103%, respectively, at the beginning of the period.

•

Outflows persisted in the first quarter of 2023, as mutual bond funds posted $1.7 billion in the quarter compared with $121 billion in outflows for all of 2022—the highest annual total on record. Municipal bond gross issuance totaled $74 billion in the first quarter of 2023 after $380 billion was issued for all of 2022, which was down 21% versus 2021.

What worked?

•

The Fund’s curve positioning added to performance during the reporting period. The yield differential between a 10-year bond and a 2-year bond of the same type flattened by 53 basis points to –11 basis points over the period as the municipal curve inverted, with the very front end of the curve underperforming the intermediate part of the curve. (One basis point equals .01%)

•	The Fund’s overweight in Illinois general obligation bonds relative to the Index added to performance as spreads tightened toward the end of the reporting period, aided by multiple ratings upgrades.

8 Visit our website at pgim.com/investments

What didn’t work?

•

The Fund’s longer duration relative to the Index detracted from performance, as yields moved higher during the reporting period. (Duration measures the sensitivity of the price—the value of principal—of a bond to a change in interest rates.)

•	The Fund’s overweight in the pre-pay gas sector relative to the Index detracted from performance as spreads widened during the reporting period.

Did the Fund use derivatives?

The Fund maintained a modest short position in 5-year Treasury futures contracts toward the end of the reporting period. This position had a slightly negative impact on performance.

Current outlook

•

While credit quality remains strong, with state tax collections elevated and rainy-day funds near all-time highs, PGIM Fixed Income believes technicals may be challenged over the coming months, with declining reinvestment activity and typically higher new issuance. Additionally, fund flows have turned modestly negative following the large inflows to begin 2023.

•

Moreover, the recent US bank industry shock has introduced additional pockets of uncertainty, with the health of the financial sector a potential headwind. If liquidity pressure continues at regional banks, which are investors in municipal bonds, these banks could elect to sell a portion of their holdings to meet deposit redemptions. However, the market would likely absorb any sales reasonably well given the abnormally low issuance this year, in PGIM Fixed Income’s view.

•

Balancing PGIM Fixed Income’s somewhat cautious stance, spreads remain relatively wide, particularly for high yield and pre-pay gas bonds, representing an opportunity to unlock value for longer-term investors. Recent underperformance of municipal bonds versus corporate bonds may also generate interest from new buyers, and tax liabilities should be lower than normal in 2023, which means less selling to pay taxes. Meanwhile, a decline in rate volatility once the Fed signals an end to its hiking cycle could also provide a longer-term tailwind.

•

While PGIM Fixed Income believes the airport, toll road, and pre-pay gas sectors have maintained their fundamental integrity and offer long-term opportunities, it remains cautious on the healthcare and development sectors given the prevailing headwinds.

*This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Fund’s performance, is compiled based on how the Fund performed relative to the Fund’s benchmark index and is viewed for performance attribution purposes at the aggregate Fund level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to US generally accepted accounting principles.

PGIM Short Duration Muni Fund 9

Fees and Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended March 31, 2023. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of PGIM funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information

10 Visit our website at pgim.com/investments

provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PGIM Short Duration Muni Fund		Beginning Account Value October 1, 2022	Ending Account Value March 31, 2023	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$1,038.40	0.61%	$3.10

	Hypothetical	$1,000.00	$1,021.89	0.61%	$3.07

Class C	Actual	$1,000.00	$1,033.90	1.50%	$7.61

	Hypothetical	$1,000.00	$1,017.45	1.50%	$7.54

Class Z	Actual	$1,000.00	$1,039.90	0.32%	$1.63

	Hypothetical	$1,000.00	$1,023.34	0.32%	$1.61

Class R6	Actual	$1,000.00	$1,040.10	0.29%	$1.48

	Hypothetical	$1,000.00	$1,023.49	0.29%	$1.46

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 182 days in the six-month period ended March 31, 2023, and divided by the 365 days in the Fund’s fiscal year ended March 31, 2023 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

PGIM Short Duration Muni Fund 11

Schedule of Investments

as of March 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

LONG-TERM INVESTMENTS 100.1%

MUNICIPAL BONDS

Alabama 3.8%

Black Belt Energy Gas District,
Revenue, Gas Project No. 7, Series C-1, (Mandatory Put Date 12/01/26)	4.000%(cc)	10/01/52	2,120	$2,092,410
Revenue, Gas Project, Series E, (Mandatory Put Date 06/01/28)	5.000(cc)	05/01/53	2,000	2,129,779
Revenue, Project No. 5, Series A-1, (Mandatory Put Date 10/01/26)	4.000(cc)	10/01/49	1,000	996,102
Revenue, Project No. 8, Series A, (Mandatory Put Date 12/01/29)	4.000(cc)	12/01/52	1,440	1,396,851
Revenue, Series D1, Rfdg., (Mandatory Put Date 06/01/27)	4.000(cc)	07/01/52	500	499,578
Selma Industrial Development Board,
Revenue, International Paper Co. Project, Series A, Rfdg., (Mandatory Put Date 06/16/25)	1.375(cc)	05/01/34	400	379,958
Southeast Alabama Gas Supply District,
Revenue, Project No. 2, Series A, (Mandatory Put Date 06/01/24)	4.000(cc)	06/01/49	1,135	1,137,627
Southeast Energy Authority, A Cooperative District,
Revenue, Project No.5, Series A	5.000	07/01/24	350	355,105

				8,987,410

Alaska 1.4%

Alaska Industrial Development & Export Authority,
Revenue, Tanana Chiefs Conference Project, Series A	5.000	10/01/29	1,000	1,123,198
City of Valdez,
Revenue, Exxonmobil Project, Rfdg., FRDD	3.620(cc)	12/01/29	700	700,000
Northern Tobacco Securitization Corp.,
Revenue, Senior Series A, Class 1, Rfdg.	5.000	06/01/28	1,350	1,455,013

				3,278,211

Arizona 4.6%

Arizona Health Facilities Authority,
Revenue, Banner Health, Series B	3.995(cc)	01/01/37	2,500	2,361,340
Revenue, Banner Health, Series B, (Mandatory Put Date 11/04/26)	4.220(cc)	01/01/46	2,000	1,995,417
Arizona Industrial Development Authority,
Revenue, Phoenix Children’s Hospital Project, Series A	5.000	02/01/27	325	354,138

See Notes to Financial Statements.
PGIM Short Duration Muni Fund 13

Schedule of Investments  (continued)

as of March 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (Continued)

Arizona (cont’d.)

Chandler Industrial Development Authority,
Revenue, Intel Corp. Project, (Mandatory Put Date 08/14/23)	2.400%(cc)	12/01/35	1,340	$1,333,552
Revenue, Intel Corp., AMT, (Mandatory Put Date 06/03/24)	5.000(cc)	06/01/49	1,190	1,205,702
City of Phoenix Civic Improvement Corp.,
Revenue, Senior Lien, AMT, Rfdg.	5.000	07/01/32	500	502,055
Industrial Development Authority of the City of Phoenix,
Revenue, Great Hearts Academies Project	3.750	07/01/24	205	205,403
Maricopa County Industrial Development Authority,
Revenue, Horizon Community Learning Center Project, Rfdg.	4.000	07/01/26	1,280	1,257,386
Revenue, Reid Traditional Schools Project	4.000	07/01/26	410	408,915
Salt Verde Finance Corp.,
Revenue, National Gas Utility, Senior Lien	5.250	12/01/26	1,275	1,332,266

				10,956,174

California 3.9%

California Community Choice Financing Authority,
Revenue, Green Bond Project, Series B-2, (Mandatory Put Date 08/01/31)	4.420(cc)	02/01/52	1,000	905,467
California Health Facilities Financing Authority,
Revenue, Lucile Salter Packard Children’s Hospital, Series A	5.000	08/15/43	1,270	1,292,507
California Infrastructure & Economic Development Bank,
Revenue, J.Paul Getty Trust, Series B-1, Rfdg., (Mandatory Put Date 01/01/24)	0.390(cc)	10/01/47	1,000	985,650
Revenue, Sustainability Bond Academy of Sciences, Series B, Rfdg., (Mandatory Put Date 08/01/24)	4.320(cc)	08/01/47	2,500	2,490,148
California Municipal Finance Authority,
Revenue, American Heritage Foundation, Series A, Rfdg.	4.000	06/01/26	260	257,442
California Pollution Control Financing Authority,
Revenue, Green Bond Project, AMT, 144A	7.000	07/01/22^(d)	250	60,000
Revenue, Waste Management, Inc. Project, Series A, (Mandatory Put Date 05/01/24)	2.500(cc)	11/01/38	1,000	985,532
California School Finance Authority,
Revenue, Alliance College Ready Public Schools, Series A, Rfdg., 144A	4.000	07/01/24	270	270,328

See Notes to Financial Statements.
14

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (Continued)

California (cont’d.)

California School Finance Authority, (cont’d.)
Revenue, Green Dot Public School Project, Series A, 144A	4.000%	08/01/25	330	$330,424
Revenue, KIPP Project, Series A, 144A	3.625	07/01/25	250	249,167
Long Beach Bond Finance Authority,
Revenue, Natural Gas, Series B	4.709(cc)	11/15/27	700	675,119
Sanger Unified School District,
Certificate of Participation, Capital Projects, AGM, Rfdg.	5.000	06/01/52	750	751,112

				9,252,896

Colorado 3.8%

City & County of Denver Airport System,
Revenue, Series A, AMT, Rfdg.	5.000	11/15/29	2,500	2,786,934
Colorado Educational & Cultural Facilities Authority,
Revenue, Lighthouse Building Corp. Stem Project, Rfdg.	4.000	11/01/24	10	9,961
Colorado Health Facilities Authority,
Revenue, CommonSpirit Health, Series A, Rfdg.	5.000	08/01/27	1,150	1,231,458
Revenue, CommonSpirit Health, Series A, Rfdg.	5.000	08/01/28	375	408,152
Revenue, CommonSpirit Health, Series A-2, Rfdg.	5.000	08/01/26	390	411,340
Revenue, CommonSpirit Health, Series B-2, (Mandatory Put Date 08/01/26)	5.000(cc)	08/01/49	1,330	1,392,138
Revenue, National Jewish Health Project, Rfdg.	5.000	01/01/24	315	315,080
Park Creek Metropolitan District,
Revenue, Senior Ltd. Property Tax, Series A, Rfdg.	5.000	12/01/23	1,100	1,113,460
Regional Transportation District,
Revenue, Denver Transit Partners Eagle P3 Project, Series A, Rfdg.	5.000	07/15/27	620	657,758
University of Colorado,
University Enterprise Revenue, Green Bond Project, Series C-3B, Rfdg., (Mandatory Put Date 10/15/26)	2.000(cc)	06/01/51	780	770,426

				9,096,707

See Notes to Financial Statements.
PGIM Short Duration Muni Fund 15

Schedule of Investments  (continued)

as of March 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (Continued)

Connecticut 0.9%

Connecticut State Health & Educational Facilities Authority,
Revenue, Series 2015-A, Rfdg., (Mandatory Put Date 07/12/24)	0.375%(cc)	07/01/35	1,000	$972,420
State of Connecticut,
Revenue, Series B	5.000	10/01/37	1,000	1,095,126

				2,067,546

Delaware 0.1%

Delaware State Economic Development Authority,
Revenue, Newark Charter School, Series A, Rfdg.	2.800	09/01/26	230	225,070

District of Columbia 1.8%

District of Columbia,
Revenue, KIPP Project, Series B, Rfdg.	5.000	07/01/37	800	818,158
District of Columbia KIPP Charter School,
Revenue, Project Series B, Rfdg.	5.000	07/01/27	220	230,576
Revenue, Rfdg. (Escrowed to Maturity Date 07/01/23)(ee)	5.000	07/01/23	75	75,410
District of Columbia Water & Sewer Authority,
Revenue, Sub Lien, Series A, Rfdg.	5.000	10/01/39	1,125	1,187,638
Metropolitan Washington Airports Authority,
Revenue, Series A, AMT, Rfdg.	5.000	10/01/26	1,350	1,429,959
Revenue, Series A, AMT, Rfdg.	5.000	10/01/28	520	567,167

				4,308,908

Florida 8.6%

Central Florida Expressway Authority,
Revenue, Senior Lien, Rfdg.	5.000	07/01/38	1,575	1,672,859
City of Tallahassee,
Revenue, Memorial Health Care, Inc. Project, Series A	5.000	12/01/23	255	257,506
Revenue, Memorial Health Care, Inc. Project, Series A	5.000	12/01/25	550	573,328
County of Broward Airport System,
Revenue, Series A, AMT	5.000	10/01/26	500	521,763
Revenue, Series B, AMT, Rfdg.	5.000	10/01/27	1,000	1,076,248
County of Lee Airport,
Revenue, Series A, AMT, Rfdg.	5.000	10/01/28	1,000	1,070,846
County of Pasco,
Revenue, H. Lee Moffitt Cancer Center Project, Series A, AGM	5.250	09/01/25	100	105,515

See Notes to Financial Statements.
16

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (Continued)

Florida (cont’d.)
Greater Orlando Aviation Authority,
Revenue, Priority Sub-Series A, AMT	5.000%	10/01/32	1,010	$1,076,975
Revenue, Series A, AMT	5.000	10/01/28	3,230	3,522,454
Lakewood Ranch Stewardship District,
Special Assessment	4.250	05/01/25	200	199,540
Special Assessment	4.250	05/01/26	250	249,304
Special Assessment	4.625	05/01/27	500	503,164
Myrtle Creek Improvement District,
Special Assessment, Series A, BAM, Rfdg.	4.000	05/01/27	860	875,490
Orange County Health Facilities Authority,
Revenue, Orlando Health Care Obligated Group, Series B, Rfdg.	5.000	10/01/25	2,330	2,451,347
Revenue, Orlando Health Care Obligated Group, Series B, Rfdg.	5.000	10/01/26	1,300	1,396,825
Orlando Utilities Commission,
Revenue, Series B, (Mandatory Put Date 10/01/28)	1.250(cc)	10/01/46	2,540	2,217,816
Village Community Development District No. 06,
Special Assessment, Revenue, Rfdg.	4.000	05/01/26	220	227,784
Village Community Development District No. 07,
Special Assessment, Revenue, Rfdg.	4.000	05/01/24	1,385	1,398,620
Special Assessment, Revenue, Rfdg.	4.000	05/01/25	850	866,973
Special Assessment, Revenue, Rfdg.	4.000	05/01/26	255	260,302
Village Community Development District No. 12,
Special Assessment, Revenue	3.250	05/01/23	70	69,922

				20,594,581

Georgia 7.0%
Burke County Development Authority,
Revenue, Georgia Power Co. Plant Vogtle Project, (Mandatory Put Date 05/25/23)	2.250(cc)	10/01/32	250	249,520
Revenue, Georgia Power Co. Plant Vogtle Project, Rfdg., (Mandatory Put Date 08/22/24)	1.700(cc)	12/01/49	1,000	975,151
Revenue, Oglethorpe Power Corp., Series V, Rfdg., (Mandatory Put Date 02/03/25)	3.250(cc)	11/01/45	500	498,905
City of Atlanta Department of Aviation,
Airport Revenue, Series B, AMT	5.000	07/01/24	340	347,830
Main Street Natural Gas, Inc.,
Revenue, Series A, (Mandatory Put Date 09/01/27)	4.000(cc)	07/01/52	1,000	1,004,410
Revenue, Series B, (Mandatory Put Date 09/01/23)	3.874(cc)	04/01/48	1,300	1,301,937
Revenue, Series B, (Mandatory Put Date 12/02/24)	4.000(cc)	08/01/49	4,080	4,100,590
Revenue, Series C, (Mandatory Put Date 09/01/26)	4.000(cc)	03/01/50	1,890	1,878,071

See Notes to Financial Statements.
PGIM Short Duration Muni Fund 17

Schedule of Investments  (continued)

as of March 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (Continued)

Georgia (cont’d.)
Main Street Natural Gas, Inc., (cont’d.)
Revenue, Series C, (Mandatory Put Date 12/01/28)	4.000%(cc)	05/01/52	1,050	$1,033,033
Revenue, Sub-Series C, (Mandatory Put Date 12/01/23)	4.000(cc)	08/01/48	2,080	2,083,487
Municipal Electric Authority of Georgia,
Power Revenue, Series HH, Rfdg.	5.000	01/01/29	1,315	1,431,263
Revenue, Combined Cycle Project, Series A, Rfdg.	4.000	11/01/24	1,080	1,094,719
Revenue, Project No. 1, Sub-Series A, Rfdg.	5.000	01/01/26	585	615,552

				16,614,468

Idaho 0.4%
County of Nez Perce,
Revenue, Potlatch Corp. Project, Rfdg.	2.750	10/01/24	1,000	989,671

Illinois 9.9%
Chicago O’Hare International Airport,
Revenue, Ohare International Airport, Senior Lien, Series C, AMT, Rfdg.	5.000	01/01/24	1,000	1,013,217
Revenue, Series A, AMT, Rfdg.	5.000	01/01/26	985	1,015,470
Chicago Transit Authority Capital Grant Receipts,
Revenue, Section 5307, Rfdg.	5.000	06/01/28	1,000	1,090,679
City of Chicago,
Series A, GO, Rfdg.	5.000	01/01/28	1,000	1,046,742
City of Chicago Wastewater Transmission,
Revenue, Second Lien	5.000	01/01/25	615	615,483
City of Chicago Waterworks,
Revenue, Second Lien Project	5.000	11/01/25	530	544,586
Revenue, Second Lien Project, Rfdg.	5.000	11/01/27	135	135,174
Revenue, Second Lien, Rfdg.	4.000	11/01/24	280	280,147
County of Cook,
Series A, GO, Rfdg.	5.000	11/15/28	450	502,851
Illinois Finance Authority,
Revenue, Advocate Health Care Network, Series A-3, Rfdg.	5.000	11/01/30	1,095	1,175,858
Revenue, Advocate Health Care Project, Series A-1, Rfdg.	4.000	11/01/30	1,000	1,023,975
Revenue, American Water Capital Corp. Project, Rfdg., (Mandatory Put Date 09/01/23)	0.700(cc)	05/01/40	600	594,198
Railsplitter Tobacco Settlement Authority,
Revenue	5.000	06/01/26	3,250	3,466,511
Revenue	5.000	06/01/28	110	116,544

See Notes to Financial Statements.
18

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (Continued)

Illinois (cont’d.)
Regional Transportation Authority,
Revenue, NATL, Series A, Rfdg.	5.500%	07/01/25	960	$1,019,270
Sales Tax Securitization Corp.,
Revenue, Second Lien, Series A, Rfdg.	5.000	01/01/27	1,000	1,081,156
Revenue, Senior Lien, Series C, Rfdg.	5.000	01/01/38	1,000	1,069,127
State of Illinois,
GO	5.000	05/01/23	130	130,173
Revenue, Build Illinois Bonds, Junior Obligation, Rfdg.	5.000	06/15/24	705	707,972
Revenue, Build Illinois Bonds, Junior Obligation, Series C, Rfdg.	5.000	06/15/26	1,935	2,055,418
Revenue, Junior Series D, BAM, Rfdg.	5.000	06/15/25	1,325	1,385,009
Series B, GO, Rfdg.	5.000	03/01/25	1,075	1,114,356
Series C, GO, Rfdg.	4.000	03/01/24	75	75,643
Series D, GO	5.000	11/01/23	2,260	2,286,502

				23,546,061

Indiana 1.5%
City of Rockport,
Revenue, Power Co. Project, Series A, Rfdg.	3.050	06/01/25	500	498,272
City of Whiting Environmental Facilities,
Revenue, BP Products, AMT, Rfdg., (Mandatory Put Date 06/05/26)	5.000(cc)	12/01/44	1,000	1,037,192
Indiana Finance Authority,
Revenue, Indiana University Health, Inc., Series A, Rfdg.	5.000	12/01/25	1,195	1,272,114
Revenue, Power & Light Co. Project, Series A, Rfdg.	1.400	08/01/29	1,000	897,612

				3,705,190

Kentucky 2.5%
County of Trimble,
Revenue, Louisville Gas & Electric Project, Series A, AMT, Rfdg., (Mandatory Put Date 09/01/27)	1.300(cc)	09/01/44	750	649,461
Kentucky Public Energy Authority,
Revenue, Gas Supply, Series B, (Mandatory Put Date 01/01/25)	4.000(cc)	01/01/49	1,560	1,559,200
Revenue, Gas Supply, Series C-1, (Mandatory Put Date 06/01/25)	4.000(cc)	12/01/49	2,725	2,714,798
Revenue, Series C, (Mandatory Put Date 02/01/28)	4.000(cc)	02/01/50	1,000	986,548

				5,910,007

See Notes to Financial Statements.
PGIM Short Duration Muni Fund 19

Schedule of Investments  (continued)

as of March 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (Continued)

Louisiana 0.6%
City of New Orleans,
GO, Rfdg.	5.000%	12/01/23	150	$152,022
City of New Orleans Sewerage Service,
Sewer Revenue	5.000	06/01/23	300	300,833
Sewer Revenue	5.000	06/01/24	200	204,282
Louisiana Offshore Terminal Authority,
Revenue, Loop LLC Project, Series C, Rfdg., (Mandatory Put Date 12/01/23)	1.650(cc)	09/01/34	500	494,197
Parish of St. John the Baptist,
Revenue, Marathon Oil Corp. Project, Rfdg., (Mandatory Put Date 07/01/24)	2.100(cc)	06/01/37	200	195,663

				1,346,997

Maryland 0.6%
Maryland Economic Development Corp.,
Revenue, Transportation Facilities Project, Series A, Rfdg.	5.000	06/01/24	350	356,388
State of Maryland,
Second Series A, Bid Group 1, GO	5.000	08/01/25	1,000	1,058,231

				1,414,619

Massachusetts 0.3%
Massachusetts Port Authority,
Revenue, Series C, AMT, Rfdg.	5.000	07/01/29	665	732,638

Michigan 1.9%
Michigan Finance Authority,
Revenue, Senior Series A, Class 1, Rfdg.	4.000	06/01/23	100	100,102
Revenue, Senior Series A, Class 1, Rfdg.	5.000	06/01/27	500	534,116
Revenue, Senior Series A, Class 1, Rfdg.	5.000	06/01/28	660	713,795
Revenue, Senior Series A, Class 1, Rfdg.	5.000	06/01/29	1,000	1,096,152
Revenue, Senior Series A, Class 1, Rfdg.	5.000	06/01/32	500	558,690
Michigan Strategic Fund,
Revenue, Graphic Packaging International LLC, Green Bond Recycle Project, AMT, (Mandatory Put Date 10/01/26)	4.000(cc)	10/01/61	1,500	1,486,583

				4,489,438

See Notes to Financial Statements.
20

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (Continued)

Mississippi 1.0%
County of Warren,
Revenue, International Paper Co. Project, Rfdg., (Mandatory Put Date 09/01/23)	2.900%(cc)	09/01/32	250	$248,364
Mississippi Business Finance Corp.,
Pollution Control Revenue, Rfdg.	3.200	09/01/28	500	492,104
Revenue, Chevron USA, Series G, FRDD	3.700(cc)	11/01/35	605	605,000
Revenue, Chevron USA, Series L, FRDD	3.700(cc)	11/01/35	1,000	1,000,000

				2,345,468

Missouri 1.2%
Health & Educational Facilities Authority of the State of Missouri,
Revenue, BJC Health System, Series C, Rfdg., (Mandatory Put Date 05/01/28)	5.000(cc)	05/01/52	745	820,954
Revenue, Lutheran Senior Services, Rfdg.	5.000	02/01/35	1,010	1,010,821
Kansas City Industrial Development Authority,
Revenue, International Airport Terminal, Series B, AMT	5.000	03/01/29	1,000	1,099,124

				2,930,899

Nebraska 0.5%
Central Plains Energy Project,
Revenue, Project No. 4, (Mandatory Put Date 01/01/24)	5.000(cc)	03/01/50	1,275	1,281,894

Nevada 0.4%
County of Clark Department of Aviation,
Revenue, Sub-Series B, AMT, Rfdg.	5.000	07/01/27	1,000	1,062,305

New Jersey 4.9%
New Jersey Economic Development Authority,
Revenue, American Water Co. Inc. Project, Series A, Rfdg.	1.000	06/01/23	1,375	1,370,267
Revenue, American Water Co. Inc. Project, Series B, AMT, Rfdg., (Mandatory Put Date 06/01/23)	1.200(cc)	11/01/34	500	497,451
Revenue, American Water Co. Inc. Project, Series E, AMT, Rfdg.	0.850	12/01/25	600	548,451
New Jersey Health Care Facilities Financing Authority,
Revenue, University Hospital, Series A, AGM, Rfdg.	5.000	07/01/23	500	501,931

See Notes to Financial Statements.
PGIM Short Duration Muni Fund 21

Schedule of Investments  (continued)

as of March 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (Continued)

New Jersey (cont’d.)

New Jersey Higher Education Student Assistance Authority,
Revenue, Senior Series A, Rfdg.	5.000%	12/01/24	400	$411,342
New Jersey Turnpike Authority,
Revenue, Series A	5.000	01/01/27	605	623,286
Revenue, Series D-1, Rfdg.	3.963(cc)	01/01/24	1,000	1,011,124
Revenue, Series E	5.000	01/01/32	1,000	1,043,173
Tobacco Settlement Financing Corp.,
Revenue, Series A, Rfdg.	5.000	06/01/25	1,895	1,979,195
Revenue, Series A, Rfdg.	5.000	06/01/27	2,420	2,602,545
Revenue, Series A, Rfdg.	5.000	06/01/28	335	362,267
Revenue, Series A, Rfdg.	5.000	06/01/30	500	540,594
Revenue, Series A, Rfdg.	5.000	06/01/36	235	247,463

				11,739,089

New Mexico 0.5%

City of Farmington,
Revenue, 4 Corners Project, Rfdg.	1.800	04/01/29	1,500	1,304,660

New York 9.6%

City of New York,
Fiscal 2015, Sub-Series F-4, GO, (Mandatory Put Date 12/01/25)	5.000(cc)	06/01/44	2,000	2,111,211
Long Island Power Authority,
Revenue, Series B, Rfdg., (Mandatory Put Date 09/01/26)	1.500(cc)	09/01/51	2,000	1,935,169
Metropolitan Transportation Authority,
Revenue, Series D, Rfdg.	5.000	11/15/32	775	834,075
New York City Municipal Water Finance Authority,
Revenue, 2nd Generation Resolution, Fiscal 2016, Sub-Series CC-1, Rfdg.	5.250	06/15/37	1,000	1,091,390
Revenue, 2nd Generation Resolution, Fiscal 2018, Series AA, Rfdg.	5.000	06/15/38	1,515	1,625,908
New York City Transitional Finance Authority,
Revenue, Future Tax Secured, Fiscal 1999, Sub-Series E-1	5.000	02/01/36	1,000	1,083,605
Revenue, Future Tax Secured, Fiscal 2015, Sub-Series E-1	5.000	02/01/41	2,360	2,428,509
Revenue, Sub-Series A-2	5.000	08/01/38	2,505	2,681,882
New York State Dormitory Authority,
Revenue, Personal Income Tax, Series A, Rfdg.	5.250	03/15/37	500	554,134

See Notes to Financial Statements.
22

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (Continued)

New York (cont’d.)

New York State Urban Development Corp.,
Revenue, Personal Income Tax, Series A, Rfdg.	5.000%	03/15/31	1,685	$1,813,387
Revenue, Personal Income Tax, Series C, Rfdg.	5.000	03/15/41	1,375	1,463,716
New York Transportation Development Corp.,
Revenue, JFK International Air Terminal Project, Series A, AMT, Rfdg.	5.000	12/01/25	200	207,072
Port Authority of New York & New Jersey,
Revenue, Series 226, AMT, Rfdg.	5.000	10/15/27	790	855,226
Triborough Bridge & Tunnel Authority,
Revenue, MTA Bridges and Tunnels, Green Bond, Senior Lien, Series A, Rfdg.	5.000	11/15/24	1,100	1,142,775
Revenue, MTA Bridges and Tunnels, Series A, Rfdg.	5.000	11/15/24	1,000	1,035,523
Revenue, Series A-2, Rfdg., (Mandatory Put Date 05/15/26)	2.000(cc)	05/15/45	1,000	988,791
TSASC, Inc.,
Revenue, Series A, Rfdg.	5.000	06/01/24	840	857,472
Revenue, Series A, Rfdg.	5.000	06/01/25	100	103,997

				22,813,842

North Dakota 0.2%

Cass County Joint Water Resource District,
Series A, GO	0.480	05/01/24	555	536,588

Ohio 3.8%

Akron Bath Copley Joint Township Hospital District,
Revenue, Summa Health Obligation Group, Rfdg.	5.000	11/15/27	185	196,893
American Municipal Power, Inc.,
Revenue, Prairie State Energy, Series A, Rfdg.	5.000	02/15/39	2,000	2,018,946
Buckeye Tobacco Settlement Financing Authority,
Revenue, Senior Series A-2, Class 1, Rfdg.	5.000	06/01/29	1,285	1,398,731
County of Cuyahoga,
Revenue, MetroHealth System, Rfdg.	4.000	02/15/29	1,200	1,215,730
Revenue, MetroHealth System, Rfdg.	5.000	02/15/25	695	711,265
Lancaster Port Authority,
Revenue, Natural Gas, Series A, Rfdg., (Mandatory Put Date 02/01/25)	5.000(cc)	08/01/49	300	307,032
Ohio Air Quality Development Authority,
Revenue, American Electric Power Co. Project, Series A, (Mandatory Put Date 10/01/29)	2.400(cc)	12/01/38	500	441,964

See Notes to Financial Statements.
PGIM Short Duration Muni Fund 23

Schedule of Investments  (continued)

as of March 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (Continued)

Ohio (cont’d.)

Ohio Air Quality Development Authority, (cont’d.)
Revenue, Duke Energy Corp. Project, Series A, AMT, Rfdg., (Mandatory Put Date 06/01/27)	4.250%(cc)	11/01/39	2,000	$2,017,610
Revenue, Ohio Valley Electric Corp. Project, Series B, (Mandatory Put Date 11/01/24)	1.375(cc)	02/01/26	750	712,883

				9,021,054

Oklahoma 0.8%

Oklahoma Development Finance Authority,
Revenue, University of Oklahoma Medicine Project, Series B	5.000	08/15/25	800	796,007
Revenue, University of Oklahoma Medicine Project, Series B	5.000	08/15/29	1,100	1,069,568

				1,865,575

Pennsylvania 2.9%

Chester County Industrial Development Authority,
Revenue, Renaissance Academy Charter School, Rfdg.	3.750	10/01/24	140	138,989
Revenue, Renaissance Academy Charter School, Rfdg.	5.000	10/01/34	355	358,051
City of Philadelphia Airport,
Revenue, Private Activity, AMT, Rfdg.	5.000	07/01/27	1,125	1,203,315
Delaware Valley Regional Finance Authority,
Revenue, Series A, AMBAC	5.500	08/01/28	795	901,676
East Hempfield Township Industrial Development Authority,
Revenue, Willow Valley Communities Project, Rfdg.	5.000	12/01/23	500	503,934
Geisinger Authority,
Revenue, Geisinger Health System Obligation Group, Series B, Rfdg., (Mandatory Put Date 02/15/27)	5.000(cc)	04/01/43	1,000	1,068,077
Pennsylvania Economic Development Financing Authority,
Revenue, Waste Management Inc., Project, Series B, AMT, Rfdg., (Mandatory Put Date 11/02/26)	1.100(cc)	06/01/31	1,250	1,166,205
Pennsylvania Turnpike Commission,
Revenue, Series A-1	5.000	12/01/41	1,215	1,262,397
Philadelphia Gas Works Co.,
Revenue, Rfdg.	5.000	08/01/25	420	438,819

				7,041,463

See Notes to Financial Statements.
24

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (Continued)

Puerto Rico 1.9%

Commonwealth of Puerto Rico,
Restructured, Series A, GO, CABS	4.705%(t)	07/01/24	3,577	$3,375,014
Puerto Rico Sales Tax Financing Corp.,
Revenue, Restructured, Series A-1, CABS	4.767(t)	07/01/29	1,325	986,932
Revenue, Series A-1, CABS	4.330(t)	07/01/24	250	236,936

				4,598,882

Rhode Island 1.3%

Tobacco Settlement Financing Corp.,
Revenue, Series A, Rfdg.	5.000	06/01/23	790	792,293
Revenue, Series A, Rfdg.	5.000	06/01/24	1,940	1,984,387
Revenue, Series A, Rfdg.	5.000	06/01/28	240	244,095

				3,020,775

South Carolina 1.6%

Charleston County Airport District,
Revenue, Series A, AMT, (Pre-refunded Date 07/01/23)(ee)	5.250	07/01/33	2,000	2,009,888
County of Richland,
Revenue, International Paper Co. Project, Series A, Rfdg. (Escrowed to Maturity Date 04/01/23)(ee)	3.875	04/01/23	1,115	1,115,000
South Carolina Public Service Authority,
Revenue, Santee Cooper Exchange Bonds, Series A, Rfdg.	4.000	12/01/29	619	658,762

				3,783,650

Tennessee 3.1%

Memphis-Shelby County Airport Authority,
Revenue, Series A, AMT	5.000	07/01/25	500	516,578
Metropolitan Nashville Airport Authority,
Revenue, Series B, AMT	5.250	07/01/34	500	569,251
Tennergy Corp.,
Gas Supply Revenue Bonds, Series A, (Mandatory Put Date 12/01/30)	5.500(cc)	10/01/53	380	411,442
Revenue, Series A, (Mandatory Put Date 09/01/28)	4.000(cc)	12/01/51	1,000	984,793
Tennessee Energy Acquisition Corp.,
Revenue, (Mandatory Put Date 11/01/25)	4.000(cc)	11/01/49	4,900	4,914,653

				7,396,717

See Notes to Financial Statements.
PGIM Short Duration Muni Fund 25

Schedule of Investments  (continued)

as of March 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (Continued)

Texas 7.1%

Arlington Housing Finance Corp.,
Revenue, MultiFamily Housing, (Mandatory Put Date 04/01/27)	4.500%(cc)	04/01/41	1,000	$1,033,753
Bexar County Health Facilities Development Corp.,
Revenue, Army Retirement Residence Foundation, Rfdg.	5.000	07/15/24	500	497,524
Central Texas Regional Mobility Authority,
Revenue, Sub-Series F, BANS	5.000	01/01/25	680	692,342
City of Dallas Hotel Occupancy,
Tax Revenue, Rfdg.	4.000	08/15/28	1,025	1,051,105
City of San Antonio Electric & Gas Systems,
Revenue, Junior Lien, Rfdg., (Mandatory Put Date 12/01/27)	2.000(cc)	02/01/49	1,500	1,465,135
Revenue, Junior Lien, Series B, Rfdg.	3.000	02/01/29	1,000	1,028,308
Clear Creek Independent School District,
Permanent School Fund Program, GO, (Mandatory Put Date 08/15/24)	0.280(cc)	02/15/38	1,000	967,180
Clifton Higher Education Finance Corp.,
Revenue, Idea Public Schools, Series B	4.000	08/15/23	610	611,121
Revenue, Idea Public Schools, Series B	5.000	08/15/25	210	217,918
Decatur Hospital Authority,
Revenue, Wise Regional Health Systems, Series A, Rfdg.	5.000	09/01/23	150	149,949
Gulf Coast Authority,
Revenue, Exxonmobil Project, FRDD	3.710(cc)	09/01/25	1,400	1,400,000
Harris County Cultural Education Facilities Finance Corp.,
Revenue, Baylor College of Medicine, Series A, Rfdg., (Mandatory Put Date 07/01/24)	3.913(cc)	11/15/46	1,000	997,538
New Caney Independent School District,
Permanent School Fund Program, GO, (Mandatory Put Date 08/15/24)	1.250(cc)	02/15/50	650	638,578
North Texas Tollway Authority,
Revenue, Second Tier, Series B, Rfdg.	5.000	01/01/28	415	441,337
Tarrant County Cultural Education Facilities Finance Corp.,
Revenue, Baylor Scott and White Health Project, Series F, (Mandatory Put Date 11/15/30)	5.000(cc)	11/15/52	2,000	2,243,839
Revenue, Texas Health Resources System, Series A, Rfdg.	5.000	02/15/26	1,125	1,198,179
Revenue, Trinity Terrace Project, Series A-1, Rfdg.	5.000	10/01/29	630	640,949

See Notes to Financial Statements.
26

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (Continued)

Texas (cont’d.)

Texas Municipal Gas Acquisition & Supply Corp. I,
Revenue, Senior Lien, Series D	6.250%	12/15/26	605	$630,610
Texas Natural Gas Securitization Finance Corp.,
Revenue, Customer Rate Relief Bonds, Tranche A-1	5.102	04/01/35	1,000	1,027,253

				16,932,618

Utah 1.8%

County of Utah,
Revenue, IHC Health Services, Inc., Series A	5.000	05/15/43	1,495	1,609,902
Salt Lake City Airport,
Revenue, Series A, AMT	5.000	07/01/23	535	537,180
Revenue, Series A, AMT	5.000	07/01/26	1,160	1,224,401
Revenue, Series A, AMT	5.000	07/01/28	375	401,222
Revenue, Series A, AMT	5.000	07/01/28	580	629,224

				4,401,929

Virginia 0.4%

Virginia Small Business Financing Authority,
Revenue, Elizabeth River Crossings Project, Senior Lien, AMT, Rfdg.	4.000	01/01/30	750	782,186
Wise County Industrial Development Authority,
Revenue, Virginia Electric & Power Co., Series A, (Mandatory Put Date 05/31/24)	1.200(cc)	11/01/40	250	241,950

				1,024,136

Washington 1.2%

City of Seattle Municipal Light & Power,
Revenue, Series B, Rfdg., (Mandatory Put Date 11/01/26)	4.220(cc)	05/01/45	500	487,290
Port of Seattle,
Revenue, Intermediate Lien, AMT	5.000	04/01/29	1,000	1,104,964
Washington Economic Development Finance Authority,
Revenue, Mura Cascade ELP LLC Project, AMT, Rfdg., (Mandatory Put Date 12/08/23), 144A	3.900(cc)	12/01/42	1,000	1,001,240
Washington Health Care Facilities Authority,
Revenue, Overlake Hospital Medical Center, Series B, Rfdg.	5.000	07/01/28	375	389,446

				2,982,940

See Notes to Financial Statements.
PGIM Short Duration Muni Fund 27

Schedule of Investments  (continued)

as of March 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (Continued)

West Virginia 1.0%

West Virginia Economic Development Authority,
Revenue, Appalachian Power Co. Amos Project, Series A, Rfdg., (Mandatory Put Date 04/01/24)	2.550%(cc)	03/01/40	1,000	$991,523
Revenue, Appalachian Power Co. Project, Series A, Rfdg., (Mandatory Put Date 12/01/25)	0.625(cc)	12/01/38	1,500	1,397,766

				2,389,289

Wisconsin 1.3%

Public Finance Authority,
Revenue, Bancroft Neurohealth Project, Series A, 144A	5.000	06/01/23	500	499,926
Revenue, Trips Obligation Group, Senior Series E, Rfdg.	5.000	07/01/23	355	355,257
Wisconsin Department of Transportation,
Revenue, Series 1, Rfdg.(hh)	5.000	07/01/29	2,000	2,206,101

				3,061,284

TOTAL LONG-TERM INVESTMENTS
(cost $244,998,542)				239,051,649

			Shares

SHORT-TERM INVESTMENT 0.0%

AFFILIATED MUTUAL FUND
PGIM Core Ultra Short Bond Fund
(cost $140,805)(wb)			140,805	140,805

TOTAL INVESTMENTS 100.1%
(cost $245,139,347)				239,192,454
Liabilities in excess of other assets(z) (0.1)%				(348,360)

NET ASSETS 100.0%				$238,844,094

Below is a list of the abbreviation(s) used in the annual report:

USD—US Dollar

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, pursuant to the requirements of Rule 144A, may not be resold except to qualified institutional buyers.

AGM—Assured Guaranty Municipal Corp.

AMBAC—American Municipal Bond Assurance Corp.

AMT—Alternative Minimum Tax

BAM—Build America Mutual

See Notes to Financial Statements.
28

BANS—Bond Anticipation Notes

CABS—Capital Appreciation Bonds

CGM—Citigroup Global Markets, Inc.

FRDD—Floating Rate Daily Demand Note

GO—General Obligation

IDB—Industrial Development Bond

LIBOR—London Interbank Offered Rate

NATL—National Public Finance Guarantee Corp.

OTC—Over-the-counter

PCR—Pollution Control Revenue

Rfdg—Refunding

SOFR—Secured Overnight Financing Rate

#	Principal amount is shown in U.S. dollars unless otherwise stated.
^	Indicates a Level 3 instrument. The aggregate value of Level 3 instruments is $60,000 and 0.0% of net assets.
(cc)

Variable rate instrument. The rate shown is based on the latest available information as of March 31, 2023. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(d)	Represents issuer in default on interest payments and/or principal repayment. Non-income producing security. Such securities may be post-maturity.
(ee)	All or partial escrowed to maturity and pre-refunded issues are secured by escrowed cash, a guaranteed investment contract and /or U.S. guaranteed obligations.
(hh)	When-issued security.
(t)	Represents zero coupon. Rate quoted represents effective yield at March 31, 2023.
(wb)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Ultra Short Bond Fund.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Futures contracts outstanding at March 31, 2023:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)

Short Position:
11	5 Year U.S. Treasury Notes	Jun. 2023	$1,204,586	$(16,170)

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value

CGM	$165,000	$—

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

See Notes to Financial Statements.
PGIM Short Duration Muni Fund 29

Schedule of Investments  (continued)

as of March 31, 2023

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of March 31, 2023 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Municipal Bonds
Alabama	$—	$8,987,410	$—
Alaska	—	3,278,211	—
Arizona	—	10,956,174	—
California	—	9,192,896	60,000
Colorado	—	9,096,707	—
Connecticut	—	2,067,546	—
Delaware	—	225,070	—
District of Columbia	—	4,308,908	—
Florida	—	20,594,581	—
Georgia	—	16,614,468	—
Idaho	—	989,671	—
Illinois	—	23,546,061	—
Indiana	—	3,705,190	—
Kentucky	—	5,910,007	—
Louisiana	—	1,346,997	—
Maryland	—	1,414,619	—
Massachusetts	—	732,638	—
Michigan	—	4,489,438	—
Mississippi	—	2,345,468	—
Missouri	—	2,930,899	—
Nebraska	—	1,281,894	—
Nevada	—	1,062,305	—
New Jersey	—	11,739,089	—
New Mexico	—	1,304,660	—
New York	—	22,813,842	—
North Dakota	—	536,588	—
Ohio	—	9,021,054	—
Oklahoma	—	1,865,575	—
Pennsylvania	—	7,041,463	—
Puerto Rico	—	4,598,882	—
Rhode Island	—	3,020,775	—
South Carolina	—	3,783,650	—
Tennessee	—	7,396,717	—
Texas	—	16,932,618	—
Utah	—	4,401,929	—
Virginia	—	1,024,136	—
Washington	—	2,982,940	—
West Virginia	—	2,389,289	—
Wisconsin	—	3,061,284	—

See Notes to Financial Statements.
30

	Level 1	Level 2	Level 3

Investments in Securities (continued)
Assets (continued)
Short-Term Investment
Affiliated Mutual Fund	$140,805	$—	$—

Total	$140,805	$238,991,649	$60,000

Other Financial Instruments*
Liabilities
Futures Contracts	$(16,170)	$—	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Sector Classification:

The sector classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of March 31, 2023 were as follows:

Pre-pay Gas	15.4%
Transportation	15.2
Healthcare	14.7
Special Tax/Assessment District	13.4
Corporate Backed IDB & PCR	12.5
Tobacco	8.0
Power	6.3
General Obligation	5.9
Education	4.6
Water & Sewer	2.5
Pre-Refunded	0.8

Solid Waste/Resource Recovery	0.4%
Lease Backed Certificate of Participation	0.4
Affiliated Mutual Fund	0.0 *

100.1
Liabilities in excess of other assets	(0.1)

100.0%

* Less than 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Fund invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is interest rate contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of March 31, 2023 as presented in the Statement of Assets and Liabilities:

See Notes to Financial Statements.
PGIM Short Duration Muni Fund 31

Schedule of Investments  (continued)

as of March 31, 2023

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Interest rate contracts	—	$—	Due from/to broker-variation margin futures	$16,170	*

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended March 31, 2023 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Futures

Interest rate contracts	$51,670

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Futures

Interest rate contracts	$(55,000)

For the year ended March 31, 2023, the Fund’s average volume of derivative activities is as follows:

Derivative Contract Type	Average Volume of Derivative Activities*
Futures Contracts - Short Positions (1)	$772,011

*	Average volume is based on average quarter end balances as noted for the year ended March 31, 2023.
(1)	Notional Amount in USD.

See Notes to Financial Statements.
32

Statement of Assets and Liabilities

as of March 31, 2023

Assets

Investments at value:
Unaffiliated investments (cost $244,998,542)	$239,051,649
Affiliated investments (cost $140,805)	140,805
Dividends and interest receivable	2,744,183
Receivable for Fund shares sold	571,596
Deposit with broker for centrally cleared/exchange-traded derivatives	165,000
Prepaid expenses	1,081

Total Assets	242,674,314

Liabilities

Payable for investments purchased	2,821,012
Payable for Fund shares purchased	786,513
Accrued expenses and other liabilities	98,168
Dividends payable	68,623
Management fee payable	30,834
Distribution fee payable	21,495
Due to broker—variation margin futures	2,492
Affiliated transfer agent fee payable	944
Trustees’ fees payable	139

Total Liabilities	3,830,220

Net Assets	$238,844,094

Net assets were comprised of:
Shares of beneficial interest, at par	$24,362
Paid-in capital in excess of par	258,799,017
Total distributable earnings (loss)	(19,979,285)

Net assets, March 31, 2023	$238,844,094

See Notes to Financial Statements.
PGIM Short Duration Muni Fund 33

Statement of Assets and Liabilities

as of March 31, 2023

Class A

Net asset value and redemption price per share, ($71,029,691 ÷ 7,243,035 shares of beneficial interest issued and outstanding)	$9.81
Maximum sales charge (2.25% of offering price)	0.23

Maximum offering price to public	$10.04

Class C

Net asset value, offering price and redemption price per share, ($7,100,819 ÷ 724,678 shares of beneficial interest issued and outstanding)	$9.80

Class Z

Net asset value, offering price and redemption price per share, ($148,872,939 ÷ 15,186,105 shares of beneficial interest issued and outstanding)	$9.80

Class R6

Net asset value, offering price and redemption price per share, ($11,840,645 ÷ 1,207,817 shares of beneficial interest issued and outstanding)	$9.80

See Notes to Financial Statements.
34

Statement of Operations

Year Ended March 31, 2023

Net Investment Income (Loss)

Income
Interest income	$5,373,819
Affiliated dividend income	64,186

Total income	5,438,005

Expenses
Management fee	783,298
Distribution fee(a)	306,128
Transfer agent’s fees and expenses (including affiliated expense of $4,515)(a)	208,289
Registration fees(a)	90,407
Custodian and accounting fees	51,140
Audit fee	42,850
Professional fees	32,699
Shareholders’ reports	23,337
Trustees’ fees	13,299
Miscellaneous	28,520

Total expenses	1,579,967
Less: Fee waiver and/or expense reimbursement(a)	(349,613)
Custodian fee credit	(3,147)

Net expenses	1,227,207

Net investment income (loss)	4,210,798

Realized And Unrealized Gain (Loss) On Investments

Net realized gain (loss) on:
Investment transactions	(9,379,101)
Futures transactions	51,670

(9,327,431)

Net change in unrealized appreciation (depreciation) on:
Investments	6,072,152
Futures	(55,000)

6,017,152

Net gain (loss) on investment transactions	(3,310,279)

Net Increase (Decrease) In Net Assets Resulting From Operations	$900,519

(a)	Class specific expenses and waivers were as follows:

	Class A	Class C	Class Z	Class R6

Distribution fee	220,699	85,429	—	—
Transfer agent’s fees and expenses	46,600	5,837	155,665	187
Registration fees	27,675	11,785	35,026	15,921
Fee waiver and/or expense reimbursement	(64,078)	(6,201)	(256,135)	(23,199)

See Notes to Financial Statements.
PGIM Short Duration Muni Fund 35

Statements of Changes in Net Assets

	Year Ended March 31,

	2023	2022

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$4,210,798	$3,176,881
Net realized gain (loss) on investment transactions	(9,327,431)	(1,672,865)
Net change in unrealized appreciation (depreciation) on investments	6,017,152	(18,322,370)

Net increase (decrease) in net assets resulting from operations	900,519	(16,818,354)

Dividends and Distributions
Distributions from distributable earnings
Class A	(1,210,496)	(870,607)
Class C	(43,267)	(2,200)
Class Z	(2,752,247)	(2,239,240)
Class R6	(175,985)	(32,907)

	(4,181,995)	(3,144,954)

Fund share transactions (Net of share conversions)
Net proceeds from shares sold	184,059,941	264,490,313
Net asset value of shares issued in reinvestment of dividends and distributions	3,608,863	2,633,558
Cost of shares purchased	(268,985,261)	(210,236,507)

Net increase (decrease) in net assets from Fund share transactions	(81,316,457)	56,887,364

Total increase (decrease)	(84,597,933)	36,924,056

Net Assets:

Beginning of year	323,442,027	286,517,971

End of year	$238,844,094	$323,442,027

See Notes to Financial Statements.
36

Financial Highlights

Class A Shares
	Year Ended March 31,

	2023	2022	2021	2020	2019

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$9.89	$10.46	$10.12	$10.25	$10.10
Income (loss) from investment operations:
Net investment income (loss)	0.13	0.08	0.15	0.21	0.22
Net realized and unrealized gain (loss) on investment transactions	(0.07)	(0.57)	0.35	(0.13)	0.15
Total from investment operations	0.06	(0.49)	0.50	0.08	0.37
Less Dividends and Distributions:
Dividends from net investment income	(0.14)	(0.08)	(0.16)	(0.21)	(0.22)
Net asset value, end of year	$9.81	$9.89	$10.46	$10.12	$10.25
Total Return(b):	0.60%	(4.73)%	4.99%	0.72%	3.69%

Ratios/Supplemental Data:
Net assets, end of year (000)	$71,030	$104,310	$98,413	$37,864	$33,779
Average net assets (000)	$88,279	$116,393	$56,478	$38,599	$31,640
Ratios to average net assets:
Expenses after waivers and/or expense reimbursement	0.62%	0.61%	0.63%	0.85%	0.85%
Expenses before waivers and/or expense reimbursement	0.69%	0.65%	0.74%	1.03%	1.04%
Net investment income (loss)	1.38%	0.77%	1.43%	1.99%	2.21%
Portfolio turnover rate(c)(d)	87%	74%	64%	83%	90%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

(d)	The portfolio turnover rate includes variable rate demand notes.

See Notes to Financial Statements.
PGIM Short Duration Muni Fund 37

Financial Highlights   (continued)

Class C Shares
	Year Ended March 31,

	2023	2022		2021	2020	2019

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$9.89	$10.46		$10.11	$10.24	$10.09
Income (loss) from investment operations:
Net investment income (loss)	0.05	-	(b)	0.08	0.13	0.15
Net realized and unrealized gain (loss) on investment transactions	(0.09)	(0.57)		0.35	(0.13)	0.14
Total from investment operations	(0.04)	(0.57)		0.43	- (b)	0.29
Less Dividends and Distributions:
Dividends from net investment income	(0.05)	(-	)(b)	(0.08)	(0.13)	(0.14)
Net asset value, end of year	$9.80	$9.89		$10.46	$10.11	$10.24
Total Return(c):	(0.37)%	(5.43)%		4.25%	(0.03)%	2.93%

Ratios/Supplemental Data:
Net assets, end of year (000)	$7,101	$10,151		$13,047	$17,580	$18,002
Average net assets (000)	$8,543	$12,026		$15,371	$18,047	$18,317
Ratios to average net assets:
Expenses after waivers and/or expense reimbursement	1.49%	1.37%		1.43%	1.60%	1.60%
Expenses before waivers and/or expense reimbursement	1.56%	1.46%		1.54%	1.80%	1.84%
Net investment income (loss)	0.52%	0.02%		0.80%	1.27%	1.46%
Portfolio turnover rate(d)(e)	87%	74%		64%	83%	90%

(a)	Calculated based on average shares outstanding during the year.
(b)	Amount rounds to zero.
(c)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

(e)	The portfolio turnover rate includes variable rate demand notes.

See Notes to Financial Statements.
38

Class Z Shares
	Year Ended March 31,

	2023	2022	2021	2020	2019

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$9.89	$10.46	$10.12	$10.25	$10.10
Income (loss) from investment operations:
Net investment income (loss)	0.16	0.11	0.19	0.24	0.25
Net realized and unrealized gain (loss) on investment transactions	(0.08)	(0.57)	0.34	(0.14)	0.14
Total from investment operations	0.08	(0.46)	0.53	0.10	0.39
Less Dividends and Distributions:
Dividends from net investment income	(0.17)	(0.11)	(0.19)	(0.23)	(0.24)
Net asset value, end of year	$9.80	$9.89	$10.46	$10.12	$10.25
Total Return(b):	0.80%	(4.44)%	5.30%	0.97%	3.95%

Ratios/Supplemental Data:
Net assets, end of year (000)	$148,873	$201,704	$174,371	$104,867	$97,709
Average net assets (000)	$163,511	$213,040	$119,138	$110,231	$93,569
Ratios to average net assets:
Expenses after waivers and/or expense reimbursement	0.32%	0.32%	0.32%	0.60%	0.60%
Expenses before waivers and/or expense reimbursement	0.48%	0.46%	0.52%	0.79%	0.83%
Net investment income (loss)	1.69%	1.06%	1.80%	2.26%	2.46%
Portfolio turnover rate(c)(d)	87%	74%	64%	83%	90%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

(d)	The portfolio turnover rate includes variable rate demand notes.

See Notes to Financial Statements.
PGIM Short Duration Muni Fund 39

Financial Highlights   (continued)

Class R6 Shares
	Year Ended March 31,

	2023	2022	2021	2020	2019

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$9.89	$10.46	$10.11	$10.24	$10.10
Income (loss) from investment operations:
Net investment income (loss)	0.18	0.11	0.20	0.24	0.25
Net realized and unrealized gain (loss) on investment transactions	(0.10)	(0.57)	0.35	(0.14)	0.13
Total from investment operations	0.08	(0.46)	0.55	0.10	0.38
Less Dividends and Distributions:
Dividends from net investment income	(0.17)	(0.11)	(0.20)	(0.23)	(0.24)
Net asset value, end of year	$9.80	$9.89	$10.46	$10.11	$10.24
Total Return(b):	0.83%	(4.41)%	5.44%	0.97%	3.85%

Ratios/Supplemental Data:
Net assets, end of year (000)	$11,841	$7,276	$688	$1,003	$2,300
Average net assets (000)	$9,770	$3,145	$820	$1,689	$1,291
Ratios to average net assets:
Expenses after waivers and/or expense reimbursement	0.29%	0.29%	0.29%	0.60%	0.60%
Expenses before waivers and/or expense reimbursement	0.53%	0.77%	1.78%	1.42%	1.90%
Net investment income (loss)	1.81%	1.05%	1.97%	2.32%	2.48%
Portfolio turnover rate(c)(d)	87%	74%	64%	83%	90%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

(d)	The portfolio turnover rate includes variable rate demand notes.

See Notes to Financial Statements.
40

Notes to Financial Statements

1.	Organization

Prudential Investment Portfolios 12 (the “Registered Investment Company” or “RIC”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The RIC is organized as a Delaware Statutory Trust. These financial statements relate only to the PGIM Short Duration Muni Fund (the “Fund”), a series of the RIC. The Fund is classified as a diversified fund for purposes of the 1940 Act.

The investment objective of the Fund is to seek a high level of current income exempt from federal income taxes.

2.	Accounting Policies

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to U.S. generally accepted accounting principles (“GAAP”). The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued as of the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. As described in further detail below, the Fund’s investments are valued daily based on a number of factors, including the type of investment and whether market quotations are readily available. The RIC’s Board of Trustees (the “Board”) has approved the Fund’s valuation policies and procedures for security valuation and designated to PGIM Investments LLC (“PGIM Investments” or the “Manager”) as the Valuation Designee pursuant to SEC Rule 2a-5(b) to perform the fair value determination relating to all Fund investments. Pursuant to the Board’s oversight, the Valuation Designee has established a Valuation Committee to perform the duties and responsibilities as valuation designee under SEC Rule 2a-5. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date.

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities

PGIM Short Duration Muni Fund 41

Notes to Financial Statements (continued)

trade in markets that are open on weekends and U.S. holidays, the values of some of the Fund’s foreign investments may change on days when investors cannot purchase or redeem Fund shares.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 - Fair Value Measurement.

Common or preferred stocks, exchange-traded funds and derivative instruments, if applicable, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Fixed income securities traded in the OTC market are generally classified as Level 2 in the fair value hierarchy. Such fixed income securities are typically valued using the market approach which generally involves obtaining data from an approved independent third-party vendor source. The Fund utilizes the market approach as the primary method to value securities when market prices of identical or comparable instruments are available. The third-party vendors’ valuation techniques used to derive the evaluated bid price are based on evaluating observable inputs, including but not limited to, yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations and reported trades. Certain Level 3 securities are also valued using the market approach when obtaining a single broker quote or when utilizing transaction prices for identical securities that have been used in excess of five business days. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Securities and other assets that cannot be priced according to the methods described above are valued based on policies and procedures approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy. Altering one or more unobservable inputs may result in a significant change to a Level 3 security’s fair value measurement.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the

42

general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Valuation Designee regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on futures transactions.

The Fund invested in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Since futures contracts are exchange-traded, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange-traded futures and guarantees the futures contracts against default.

Delayed-Delivery Transactions: The Fund purchased or sold securities on a when-issued or delayed-delivery and forward commitment basis. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Fund will set aside and maintain an amount of liquid assets sufficient to meet the purchase price in a segregated account until the settlement date. When purchasing a security on a delayed-delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Fund may dispose of or renegotiate a delayed-delivery transaction subsequent to establishment, and may sell when-issued securities before they are delivered, which may result in a realized gain (loss). When selling a security on a delayed-delivery basis, the Fund forfeits its eligibility to realize future gains (losses) with respect to the security.

PGIM Short Duration Muni Fund 43

Notes to Financial Statements (continued)

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Fund becomes aware of such dividends. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual. Net investment income or loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day. Class specific expenses and waivers, where applicable, are charged to the respective share classes. Such class specific expenses and waivers include distribution fees and distribution fee waivers, shareholder servicing fees, transfer agent’s fees and expenses, registration fees and fee waivers and/or expense reimbursements, as applicable.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Custody Fee Credits: The Fund has an arrangement with its custodian bank, whereby uninvested monies earn credits which reduce the fees charged by the custodian. Such custody fee credits, if any, are presented as a reduction of gross expenses in the accompanying Statement of Operations.

Dividends and Distributions: Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified between total distributable earnings (loss) and paid-in capital in excess of par, as appropriate. The chart below sets forth the expected frequency of dividend and capital gains distributions to shareholders. Various factors may impact the frequency of dividend distributions to shareholders, including but not limited to adverse market conditions or portfolio holding-specific events.

Expected Distribution Schedule to Shareholders*	Frequency

Net Investment Income	Monthly

Short-Term Capital Gains	Annually

Long-Term Capital Gains	Annually

44

*	Under certain circumstances, the Fund may make more than one distribution of short-term and/or long-term capital gains during a fiscal year.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3.	Agreements

The RIC, on behalf of the Fund, has a management agreement with the Manager pursuant to which it has responsibility for all investment advisory services and supervises the subadviser’s performance of such services, and pursuant to which it renders administrative services.

The Manager has entered into a subadvisory agreement with PGIM, Inc. (the “subadviser”), which provides subadvisory services to the Fund through its PGIM Fixed Income unit. The Manager pays for the services of PGIM, Inc.

Fees payable under the management agreement are computed daily and paid monthly. For the reporting period ended March 31, 2023, the contractual and effective management fee rates were as follows:

Contractual Management Rate	Effective Management Fee, before any waivers and/or expense reimbursements

0.29% on average daily net assets up to $5 billion;	0.29%

0.28% on average daily net assets over $5 billion.

The Manager has contractually agreed, through July 31, 2024, to limit total annual operating expenses after fee waivers and/or expense reimbursements. This contractual waiver excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales.

Where applicable, the Manager agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class. In addition, total annual operating expenses for Class R6 shares will not exceed total annual operating expenses for Class Z shares. Fees and/or expenses waived and/or reimbursed by the Manager for the purpose of preventing the expenses from exceeding a certain expense ratio limit may be recouped by the Manager within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

PGIM Short Duration Muni Fund 45

Notes to Financial Statements (continued)

The expense limitations attributable to each class are as follows:

Class	Expense Limitations

A	0.85%

C	1.60

Z	0.32

R6	0.29

The RIC, on behalf of the Fund, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class C, Class Z and Class R6 shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A and Class C shares, pursuant to the plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate based on average daily net assets per class. The distribution fees are accrued daily and payable monthly.

The Fund’s annual gross and net distribution rates, where applicable, are as follows:

Class	Gross Distribution Fee	Net Distribution Fee

A	0.25%	0.25%

C	1.00	1.00

Z	N/A	N/A

R6	N/A	N/A

For the year ended March 31, 2023, PIMS received front-end sales charges (“FESL”) resulting from sales of certain class shares and contingent deferred sales charges (“CDSC”) imposed upon redemptions by certain shareholders. From these fees, PIMS paid such sales charges to broker-dealers, who in turn paid commissions to salespersons and incurred other distribution costs. The sales charges are as follows where applicable:

Class	FESL	CDSC

A	$31,094	$43,741

C	—	1,400

PGIM Investments, PGIM, Inc. and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

4.	Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent and

46

shareholder servicing agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund may invest its overnight sweep cash in the PGIM Core Ultra Short Bond Fund (the “Core Fund”), a fund of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services to the Core Fund. In addition to the realized and unrealized gains on investments in the Core Fund, earnings from such investments are disclosed on the Statement of Operations as “Affiliated dividend income”.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors/trustees, and/or common officers.

For the year ended March 31, 2023, the Fund’s purchase and sales transactions under Rule 17a-7 and realized gain (loss) as a result of 17a-7 sales transactions were as follows:

Purchases	Sales	Realized Gain (Loss)

$18,952,723	$16,454,663	$—

5.	Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the reporting period ended March 31, 2023, were as follows:

Cost of Purchases	Proceeds from Sales

$236,951,131	$315,827,762

A summary of the cost of purchases and proceeds from sales of shares of an affiliated mutual fund for the year ended March 31, 2023, is presented as follows:

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

Short-Term Investments - Affiliated Mutual Fund:

PGIM Core Ultra Short Bond Fund(1)(wb)

$—	$55,914,603	$55,773,798	$—	$—	$140,805	140,805	$64,186

(1)	The Fund did not have any capital gain distributions during the reporting period.

(wb)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Ultra Short Bond Fund.

PGIM Short Duration Muni Fund 47

Notes to Financial Statements (continued)

6.	Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date.

For the year ended March 31, 2023, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets were as follows:

Ordinary Income	Long-Term Capital Gains	Tax Return of Capital	Tax-Exempt Income	Total Dividends and Distributions
$56,910	$—	$—	$4,125,085	$4,181,995

For the year ended March 31, 2022, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets were as follows:

Ordinary Income	Long-Term Capital Gains	Tax Return of Capital	Tax-Exempt Income	Total Dividends and Distributions
$—	$—	$—	$3,144,954	$3,144,954

For the year ended March 31, 2023, the Fund had the following amounts of accumulated undistributed earnings on a tax basis:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Undistributed Tax Exempt Income*
$—	$—	$333,141

*	(Includes timing difference of $68,623 for dividends payable)

The United States federal income tax basis of the Fund’s investments and the net unrealized depreciation as of March 31, 2023 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
$244,962,437	$1,155,246	$(6,941,399)	$(5,786,153)

The differences between GAAP basis and tax basis were primarily attributable to deferred losses on wash sales, difference in the treatment of accreting market discount, defaulted securities and other GAAP to tax differences.

For federal income tax purposes, the Fund had an approximated capital loss carryforward as of March 31, 2023 which can be carried forward for an unlimited period. No capital gains

48

distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses.

Capital Loss Carryforward	Capital Loss Carryforward Utilized
$14,455,000	$—

The Manager has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended March 31, 2023 are subject to such review.

7.	Capital and Ownership

The Fund offers Class A, Class C, Class Z and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 2.25%. Prior to May 1, 2023, investors who purchased $500,000 or more of Class A shares and sell those shares within 12 months of purchase are subject to a CDSC of 1% on sales although these purchases are not subject to a front-end sales charge. Effective May 1, 2023, investors who purchase $250,000 or more of Class A shares and sell those shares within 18 months of purchase are subject to a CDSC of 1% on sales although these purchases are not subject to a front-end sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class C shares are sold with a CDSC of 1% on sales made within 12 months of purchase. Class C shares will automatically convert to Class A shares on a monthly basis approximately eight years (ten years prior to January 22, 2021) after purchase. Class Z and Class R6 shares are not subject to any sales or redemption charges and are available exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of beneficial interest, below.

The RIC has authorized an unlimited number of shares of beneficial interest of the Fund at

$0.001 par value per share, currently divided into four classes, designated Class A, Class C, Class Z and Class R6.

As of March 31, 2023, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned shares of the Fund as follows:

Class	Number of Shares	Percentage of Outstanding Shares
R6	1,104	0.1%

PGIM Short Duration Muni Fund 49

Notes to Financial Statements (continued)

At the reporting period end, the number of shareholders holding greater than 5% of the Fund are as follows:

	Number of Shareholders	Percentage of Outstanding Shares

Affiliated	—	—%

Unaffiliated	8	88.8

Transactions in shares of beneficial interest were as follows:

Share Class	Shares	Amount

Class A
Year ended March 31, 2023:

Shares sold	4,186,261	$40,670,799
Shares issued in reinvestment of dividends and distributions	105,494	1,025,429
Shares purchased	(7,707,835)	(74,999,668)
Net increase (decrease) in shares outstanding before conversion	(3,416,080)	(33,303,440)
Shares issued upon conversion from other share class(es)	288,126	2,804,097
Shares purchased upon conversion into other share class(es)	(172,456)	(1,676,366)
Net increase (decrease) in shares outstanding	(3,300,410)	$(32,175,709)

Year ended March 31, 2022:
Shares sold	6,588,514	$68,858,052
Shares issued in reinvestment of dividends and distributions	69,598	721,271
Shares purchased	(5,395,808)	(55,793,548)
Net increase (decrease) in shares outstanding before conversion	1,262,304	13,785,775
Shares issued upon conversion from other share class(es)	169,986	1,765,596
Shares purchased upon conversion into other share class(es)	(294,746)	(3,068,112)
Net increase (decrease) in shares outstanding	1,137,544	$12,483,259

Class C
Year ended March 31, 2023:
Shares sold	178,206	$1,726,907
Shares issued in reinvestment of dividends and distributions	3,037	29,482
Shares purchased	(302,846)	(2,936,715)
Net increase (decrease) in shares outstanding before conversion	(121,603)	(1,180,326)
Shares purchased upon conversion into other share class(es)	(180,593)	(1,755,479)
Net increase (decrease) in shares outstanding	(302,196)	$(2,935,805)

50

Share Class	Shares	Amount

Year ended March 31, 2022:
Shares sold	192,660	$2,011,029
Shares issued in reinvestment of dividends and distributions	139	1,458
Shares purchased	(288,609)	(3,000,332)
Net increase (decrease) in shares outstanding before conversion	(95,810)	(987,845)
Shares purchased upon conversion into other share class(es)	(125,039)	(1,294,727)
Net increase (decrease) in shares outstanding	(220,849)	$(2,282,572)

Class Z
Year ended March 31, 2023:
Shares sold	13,129,980	$127,493,300
Shares issued in reinvestment of dividends and distributions	244,820	2,377,967
Shares purchased	(18,629,851)	(181,134,042)
Net increase (decrease) in shares outstanding before conversion	(5,255,051)	(51,262,775)
Shares issued upon conversion from other share class(es)	216,820	2,108,555
Shares purchased upon conversion into other share class(es)	(169,926)	(1,654,445)
Net increase (decrease) in shares outstanding	(5,208,157)	$(50,808,665)

Year ended March 31, 2022:
Shares sold	17,730,023	$184,928,763
Shares issued in reinvestment of dividends and distributions	181,125	1,877,957
Shares purchased	(14,431,257)	(149,578,631)
Net increase (decrease) in shares outstanding before conversion	3,479,891	37,228,089
Shares issued upon conversion from other share class(es)	319,389	3,320,309
Shares purchased upon conversion into other share class(es)	(74,093)	(770,259)
Net increase (decrease) in shares outstanding	3,725,187	$39,778,139

Class R6
Year ended March 31, 2023:
Shares sold	1,459,726	$14,168,935
Shares issued in reinvestment of dividends and distributions	18,126	175,985
Shares purchased	(1,023,905)	(9,914,836)
Net increase (decrease) in shares outstanding before conversion	453,947	4,430,084
Shares issued upon conversion from other share class(es)	18,009	173,638
Net increase (decrease) in shares outstanding	471,956	$4,603,722

Year ended March 31, 2022:
Shares sold	843,104	$8,692,469
Shares issued in reinvestment of dividends and distributions	3,200	32,872
Shares purchased	(180,709)	(1,863,996)
Net increase (decrease) in shares outstanding before conversion	665,595	6,861,345
Shares issued upon conversion from other share class(es)	4,525	47,193
Net increase (decrease) in shares outstanding	670,120	$6,908,538

PGIM Short Duration Muni Fund 51

Notes to Financial Statements (continued)

8.	Borrowings

The RIC, on behalf of the Fund, along with other affiliated registered investment companies (the “Participating Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The table below provides details of the current SCA in effect at the reporting period-end as well as the prior SCA.

	Current SCA	Prior SCA
Term of Commitment	9/30/2022 - 9/28/2023	10/1/2021 – 9/29/2022
Total Commitment	$1,200,000,000	$1,200,000,000
Annualized Commitment Fee on the Unused Portion of the SCA	0.15%	0.15%
Annualized Interest Rate on Borrowings	1.00% plus the higher of (1) the effective federal funds rate, (2) the daily SOFR rate plus 0.10% or (3) zero percent	1.20% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Participating Funds in the SCA equitably.

The Fund did not utilize the SCA during the year ended March 31, 2023.

9.	Risks of Investing in the Fund

The Fund’s risks include, but are not limited to, some or all of the risks discussed below. For further information on the Fund’s risks, please refer to the Fund’s Prospectus and Statement of Additional Information.

Credit Risk: This is the risk that the issuer, the guarantor or the insurer of a fixed income security, or the counterparty to a contract, may be unable or unwilling to make timely principal and interest payments, or to otherwise honor its obligations. Additionally, fixed income securities could lose value due to a loss of confidence in the ability of the issuer, guarantor, insurer or counterparty to pay back debt. The lower the credit quality of a bond, the more sensitive it is to credit risk.

52

Debt Obligations Risk: Debt obligations are subject to credit risk, market risk and interest rate risk. The Fund’s holdings, share price, yield and total return may also fluctuate in response to bond market movements. The value of bonds may decline for issuer-related reasons, including management performance, financial leverage and reduced demand for the issuer’s goods and services. Certain types of fixed income obligations also may be subject to “call and redemption risk,” which is the risk that the issuer may call a bond held by the Fund for redemption before it matures and the Fund may not be able to reinvest at the same rate of interest and therefore would earn less income.

Economic and Market Events Risk: Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth or the functioning of the securities markets, or otherwise reduce inflation, may at times result in unusually high market volatility, which could negatively impact performance. Governmental efforts to curb inflation often have negative effects on the level of economic activity. Relatively reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.

Increase in Expenses Risk: Your actual cost of investing in the Fund may be higher than the expenses shown in the expense table in the Fund’s prospectus for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile. Active and frequent trading of Fund securities can increase expenses.

Interest Rate Risk: The value of your investment may go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration debt securities. Similarly, a rise in interest rates may also have a greater negative impact on the value of equity securities whose issuers expect earnings further out in the future. For example, a fixed income security with a duration of three years is expected to decrease in value by approximately 3% if interest rates increase by 1%. This is referred to as “duration risk.” When interest rates fall, the issuers of debt obligations may prepay principal more quickly than expected, and the Fund may be required to reinvest the proceeds at a lower interest rate. This is referred to as “prepayment risk.” When interest rates rise, debt obligations may be repaid more slowly than expected, and the value of the Fund’s holdings may fall sharply. This is referred to as “extension risk.” The Fund may lose money if short-term or long-term interest rates rise sharply or in a manner not anticipated by the subadviser.

Junk Bonds Risk: High-yield, high-risk bonds have predominantly speculative characteristics, including particularly high credit risk. Junk bonds tend to have lower market liquidity than higher-rated securities. The liquidity of particular issuers or industries within a particular investment category may shrink or disappear suddenly and without warning. The non-investment grade bond market can experience sudden and sharp price swings and become illiquid due to a variety of factors, including changes in economic forecasts, stock

PGIM Short Duration Muni Fund 53

Notes to Financial Statements (continued)

market activity, large sustained sales by major investors, a high profile default or a change in the market’s psychology.

Large Shareholder and Large Scale Redemption Risk: Certain individuals, accounts, funds (including funds affiliated with the Manager) or institutions, including the Manager and its affiliates, may from time to time own or control a substantial amount of the Fund’s shares. There is no requirement that these entities maintain their investment in the Fund. There is a risk that such large shareholders or that the Fund’s shareholders generally may redeem all or a substantial portion of their investments in the Fund in a short period of time, which could have a significant negative impact on the Fund’s NAV, liquidity, and brokerage costs. Large redemptions could also result in tax consequences to shareholders and impact the Fund’s ability to implement its investment strategy. The Fund’s ability to pursue its investment objective after one or more large scale redemptions may be impaired and, as a result, the Fund may invest a larger portion of its assets in cash or cash equivalents.

Liquidity Risk: Liquidity risk is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interests in the Fund. The Fund may invest in instruments that trade in lower volumes and are more illiquid than other investments. If the Fund is forced to sell these investments to pay redemption proceeds or for other reasons, the Fund may lose money. In addition, when there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the instrument at all. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.

Management Risk: Actively managed funds are subject to management risk. The subadviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but the subadviser’s judgments about the attractiveness, value or market trends affecting a particular security, industry or sector or about market movements may be incorrect. Additionally, the investments selected for the Fund may underperform the markets in general, the Fund’s benchmark and other funds with similar investment objectives.

Market Disruption and Geopolitical Risks: Market disruption can be caused by economic, financial or political events and factors, including but not limited to, international wars or conflicts (including Russia’s military invasion of Ukraine), geopolitical developments (including trading and tariff arrangements, sanctions and cybersecurity attacks), instability in regions such as Asia, Eastern Europe and the Middle East, terrorism, natural disasters and public health epidemics (including the outbreak of COVID-19 globally).

54

The extent and duration of such events and resulting market disruptions cannot be predicted, but could be substantial and could magnify the impact of other risks to the Fund. These and other similar events could adversely affect the U.S. and foreign financial markets and lead to increased market volatility, reduced liquidity in the securities markets, significant negative impacts on issuers and the markets for certain securities and commodities and/or government intervention. They may also cause short- or long-term economic uncertainties in the United States and worldwide. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may be negatively impacted. Further, due to closures of certain markets and restrictions on trading certain securities, the value of certain securities held by the Fund could be significantly impacted, which could lead to such securities being valued at zero.

COVID-19 and the related governmental and public responses have had, and future public health epidemics may have, an impact on the Fund’s investments and net asset value and have led and may lead to increased market volatility and the potential for illiquidity in certain classes of securities and sectors of the market. Future public health epidemics may result in periods of business disruption, business closures, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the issuers in which the Fund invests. The occurrence, reoccurrence and pendency of public health epidemics could adversely affect the economies and financial markets either in specific countries or worldwide.

Market Risk: Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of your investment in the Fund will decline.

Municipal Bonds Risk: Municipal bonds are subject to credit risk, market risk and interest rate risk. The Fund’s holdings, share price, yield and total return may also fluctuate in response to municipal bond market movements. Municipal bonds are also subject to the risk that potential future legislative changes relating to tax or the rights of municipal bond holders, for example in connection with an insolvency, could affect the market for and value of municipal bonds, which may adversely affect the Fund’s yield or the value of the Fund’s investments in municipal bonds. Certain municipal bonds with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities. If the Fund invests a substantial amount of its assets in issuers located in a single region, state or city, there is an increased risk that environmental, economic, political and social conditions in those regions will have a significant impact on the Fund’s investment performance. For example, municipal securities of a particular state are vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism, public health epidemics, social unrest and catastrophic natural disasters, such as

PGIM Short Duration Muni Fund 55

Notes to Financial Statements (continued)

hurricanes or earthquakes. Many municipal bonds are also subject to prepayment risk, which is the risk that when interest rates fall, issuers may redeem a security by repaying it early, which may reduce the Fund’s income if the proceeds are reinvested at a lower interest rate. In addition, income from municipal bonds could be declared taxable because of non-compliant conduct of a bond issuer.

Tax Risk: Municipal bonds are subject to tax risk. This is the risk that federal income tax rates may decrease, which could decrease the demand for municipal bonds, or that a change in the law may limit or eliminate the exemption of interest on municipal bonds from such taxes. In addition, the income from municipal bonds could be declared taxable because of non-compliant conduct of an issuer.

56

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Prudential Investment Portfolios 12 and Shareholders of PGIM Short Duration Muni Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PGIM Short Duration Muni Fund (one of the funds constituting Prudential Investment Portfolios 12, referred to hereafter as the “Fund”) as of March 31, 2023, the related statement of operations for the year ended March 31, 2023, the statements of changes in net assets for each of the two years in the period ended March 31, 2023, including the related notes, and the financial highlights for each of the three years in the period ended March 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended March 31, 2023 and the financial highlights for each of the three years in the period ended March 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended March 31, 2020 and the financial highlights for each of the periods ended on or prior to March 31, 2020 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated May 21, 2020 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

New York, New York

May 16, 2023

We have served as the auditor of one or more investment companies in the PGIM Retail Funds complex since 2020.

PGIM Short Duration Muni Fund 57

Tax Information (unaudited)

We are advising you that during the fiscal year ended March 31, 2023, the Fund designates the maximum amount allowable per share but not less than the following amounts as exempt-interest dividends in accordance with Section 852(b)(5) of the Internal Revenue Code.

	Per Share

	Class A	Class C	Class Z	Class R6

Tax-Exempt Dividends	$0.14	$0.05	$0.17	$0.17

In January 2024, you will be advised on IRS Form 1099-DIV and/or 1099-INT, if applicable, or substitute forms as to the federal tax status of the dividends received in calendar year 2023.

For more detailed information regarding your state and local taxes, you should contact your tax adviser or the state/local taxing authorities.

58

Liquidity Risk Management Program (unaudited)

Consistent with Rule 22e-4 under the 1940 Act (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program (the “LRMP”). The Fund’s LRMP seeks to assess and manage the Fund’s liquidity risk, which is defined as the risk that the Fund is unable to meet investor redemption requests without significantly diluting the remaining investors’ interests in the Fund. The Board has approved PGIM Investments LLC (“PGIM Investments”), the Fund’s investment manager, to serve as the administrator of the Fund’s LRMP. As part of its responsibilities as administrator, PGIM Investments has retained a third party to perform certain functions, including providing market data and liquidity classification model information.

The Fund’s LRMP includes a number of processes designed to support the assessment and management of its liquidity risk. In particular, the Fund’s LRMP includes no less than annual assessments of factors that influence the Fund’s liquidity risk; no less than monthly classifications of the Fund’s investments into one of four liquidity classifications provided for in the Liquidity Rule; a 15% of net assets limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); establishment of a minimum percentage of the Fund’s assets to be invested in investments classified as “highly liquid” (as defined under the Liquidity Rule) if the Fund does not invest primarily in highly liquid investments; and regular reporting to the Board.

At a meeting of the Board on March 7-9, 2023, PGIM Investments provided a written report (“LRMP Report”) to the Board addressing the operation, adequacy, and effectiveness of the Fund’s LRMP, including any material changes to the LRMP for the period from January 1, 2022 through December 31, 2022 (“Reporting Period”). The LRMP Report concluded that the Fund’s LRMP was reasonably designed to assess and manage the Fund’s liquidity risk and was adequately and effectively implemented during the Reporting Period. There were no material changes to the LRMP during the Reporting Period. The LRMP Report further concluded that the Fund’s investment strategies continue to be appropriate given the Fund’s status as an open-end fund.

There can be no assurance that the LRMP will achieve its objectives in the future. Additional information regarding risks of investing in the Fund, including liquidity risks presented by the Fund’s investment portfolio, is found in the Fund’s Prospectus and Statement of Additional Information.

PGIM Short Duration Muni Fund

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS (unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding 1958 Board Member Portfolios Overseen: 97	Chief Executive Officer (CEO) and President, The Joyce Foundation (charitable foundation) (since 2002); formerly Vice Chair, City Colleges of Chicago (community college system) (2011-2015); formerly Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); formerly Trustee, Economic Club of Chicago (2009-2016); Trustee, Loyola University (since 2018).	None.	Since September 2013

Kevin J. Bannon 1952 Board Member Portfolios Overseen: 98	Retired; formerly Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; formerly President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since July 2008

PGIM Short Duration Muni Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Linda W. Bynoe 1952 Board Member Portfolios Overseen: 95	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Limited LLC (formerly Telemat Ltd) (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Trustee of Equity Residential (residential real estate) (since December 2009); Director of Northern Trust Corporation (financial services) (since April 2006); formerly Director of Anixter International, Inc. (communication products distributor) (January 2006-June 2020).	Since March 2005

Barry H. Evans 1960 Board Member Portfolios Overseen: 98	Retired; formerly President (2005-2016), Global Chief Operating Officer (2014-2016), Chief Investment Officer - Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management (asset management).	Formerly Director, Manulife Trust Company (2011-2018); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).	Since September 2017

Keith F. Hartstein 1956 Board Member & Independent Chair Portfolios Overseen: 98	Retired; formerly Member (November 2014-September 2022) of the Governing Council of the Independent Directors Council (IDC) (organization of independent mutual fund directors); formerly Executive Committee of the IDC Board of Governors (October 2019-December 2021); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); formerly Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.	Since September 2013

Visit our website at pgim.com/investments

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick 1962 Board Member Portfolios Overseen: 95

A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly Visiting Professor of Law, Stanford Law School (2015-2021); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).

		Independent Director, Andela (since January 2022) (global talent network); Independent Director, Roku (since December 2020) (communication services); formerly Independent Director, Synnex Corporation (2019-2021) (information technology); formerly Independent Director, Kabbage, Inc. (2018-2020) (financial services); formerly Independent Director, Corporate Capital Trust (2017-2018) (a business development company).	Since September 2017

Brian K. Reid 1961 Board Member Portfolios Overseen: 98

Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); formerly Director, ICI Mutual Insurance Company (2012-2017).

		None.	Since March 2018

PGIM Short Duration Muni Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Grace C. Torres 1959 Board Member Portfolios Overseen: 98

Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.

		Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank; formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank.	Since November 2014

Visit our website at pgim.com/investments

Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker 1962 Board Member & President Portfolios Overseen: 98

President, Chief Executive Officer, Chief Operating Officer and Officer in Charge of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); President and Principal Executive Officer (“PEO”) (since September 2022) of the PGIM Private Credit Fund; President and PEO (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011); Investment Company Institute - Board of Governors (since May 2012).

		None.	Since January 2012

Scott E. Benjamin 1973 Board Member & Vice President Portfolios Overseen: 98

Executive Vice President (since May 2009) of PGIM Investments LLC; Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); Vice President (since September 2022) of the PGIM Private Credit Fund; Vice President (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).

		None.	Since March 2010

PGIM Short Duration Muni Fund

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Claudia DiGiacomo 1974 Chief Legal Officer	Chief Legal Officer (since September 2022) of the PGIM Private Credit Fund; Chief Legal Officer (since July 2022) of the PGIM Private Real Estate Fund, Inc.; Chief Legal Officer, Executive Vice President and Secretary of PGIM Investments LLC (since August 2020); Chief Legal Officer of Prudential Mutual Fund Services LLC (since August 2020); Chief Legal Officer of PIFM Holdco, LLC (since August 2020); Vice President and Corporate Counsel (since January 2005) of Prudential; and Corporate Counsel of AST Investment Services, Inc. (since August 2020); formerly Vice President and Assistant Secretary of PGIM Investments LLC (2005-2020); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since December 2005

Drew Donohue 1972 Chief Compliance Officer	Chief Compliance Officer (since May 2023) of the PGIM Funds, Target Funds, PGIM ETF Trust, PGIM Global High Yield Fund, Inc., PGIM High Yield Bond Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Private Credit Fund, PGIM Private Real Estate Fund, Inc.; Vice President, Chief Compliance Officer of PGIM Investments LLC (since September 2022); formerly various senior compliance roles within Principal Global Investors, LLC., global asset management for Principal Financial (2011-2022), most recently as Global Chief Compliance Officer (2016-2022).	Since May 2023

Andrew R. French 1962 Secretary	Vice President (since December 2018) of PGIM Investments LLC; Secretary (since September 2022) of the PGIM Private Credit Fund; Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Vice President and Corporate Counsel (2010-2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since October 2006

Melissa Gonzalez 1980 Assistant Secretary	Vice President and Corporate Counsel (since September 2018) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director and Corporate Counsel (March 2014-September 2018) of Prudential.	Since March 2020

Visit our website at pgim.com/investments

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Patrick E. McGuinness 1986 Assistant Secretary	Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Director and Corporate Counsel (since February 2017) of Prudential; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.	Since June 2020

Debra Rubano 1975 Assistant Secretary	Vice President and Corporate Counsel (since November 2020) of Prudential; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc; formerly Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC (2010-2020) and Assistant Secretary of numerous funds in the Allianz fund complex (2015-2020).	Since December 2020

Kelly A. Coyne 1968 Assistant Secretary	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010); Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.	Since March 2015

Christian J. Kelly 1975 Chief Financial Officer	Vice President, Global Head of Fund Administration of PGIM Investments LLC (since November 2018); Chief Financial Officer (since March 2023) of PGIM Investments mutual funds, closed end funds and ETFs, Advanced Series Trust Portfolios, Prudential Series Funds and Prudential Gibraltar Fund; Chief Financial Officer of PGIM Private Credit Fund (since September 2022); Chief Financial Officer of PGIM Private Real Estate Fund (since July 2022); formerly Treasurer and Principal Financial Officer (January 2019- March 2023) of PGIM Investments mutual funds, closed end funds and ETFs, Advanced Series Trust Portfolios, Prudential Series Funds and Prudential Gibraltar Fund; formerly Treasurer and Principal Financial Officer (March 2022 – July 2022) of the PGIM Real Estate Fund, Inc.; formerly Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).	Since January 2019

PGIM Short Duration Muni Fund

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Russ Shupak 1973 Treasurer and Principal Accounting Officer	Vice President (since 2017) within PGIM Investments Fund Administration; Treasurer and Principal Accounting Officer of PGIM Investments mutual funds, closed end funds and ETFs (since March 2023); Treasurer and Principal Accounting Officer (since July 2022) of the PGIM Private Real Estate Fund, Inc.; Assistant Treasurer (since September 2022) of the PGIM Private Credit Fund; formerly Assistant Treasurer (March 2022 – July 2022) of the PGIM Private Real Estate Fund, Inc.; Assistant Treasurer of Advanced Series Trust Portfolios, Prudential Series Funds and Prudential Gibraltar Fund (since October 2019); formerly Director (2013-2017) within PGIM Investments Fund Administration.	Since October 2019

Lana Lomuti 1967 Assistant Treasurer	Vice President (since 2007) within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.; formerly Director (2005-2007) within PGIM Investments Fund Administration.	Since April 2014

Deborah Conway 1969 Assistant Treasurer	Vice President (since 2017) within PGIM Investments Fund Administration; Assistant Treasurer (since September 2022) of the PGIM Private Credit Fund; Assistant Treasurer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director (2007-2017) within PGIM Investments Fund Administration.	Since October 2019

Elyse M. McLaughlin 1974 Assistant Treasurer	Vice President (since 2017) within PGIM Investments Fund Administration; Treasurer and Principal Accounting Officer of the Advanced Series Trust, the Prudential Series Fund and the Prudential Gibraltar Fund (since March 2023); Treasurer and Principal Accounting Officer (since September 2022) of the PGIM Private Credit Fund; Assistant Treasurer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; Assistant Treasurer of PGIM Investments mutual funds, closed end funds and ETFs (since October 2019); formerly Director (2011-2017) within PGIM Investments Fund Administration.	Since October 2019

Robert W. McCormack 1973 Assistant Treasurer	Vice President (since 2019) within PGIM Investments Fund Administration; Assistant Treasurer (Since March 2023) of PGIM Investments mutual funds, closed end funds, ETFs, Advanced Series Trust Portfolios, Prudential Series Funds and Prudential Gibraltar Fund; Assistant Treasurer (since September 2022) of the PGIM Private Credit Fund; Assistant Treasurer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director (2016-2019) within PGIM Investments Fund Administration; formerly Vice President within Goldman, Sachs & Co. Investment Management Controllers (2008- 2016), Assistant Treasurer of Goldman Sachs Family of Funds (2015-2016).	Since March 2023

Visit our website at pgim.com/investments

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Kelly Florio 1978 Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Global Compliance Programs and Compliance Risk Management (since December 2021) of Prudential; formerly Head of Fraud Risk Management (October 2019 to December 2021) at New York Life Insurance Company; formerly Head of Key Risk Area Operations (November 2018 to October 2019), Director of the US Anti-Money Laundering Compliance Unit (2009-2018) and Bank Loss Prevention Associate (2006 -2009) at MetLife.	Since June 2022

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.

∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.

∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

∎

“Other Directorships Held” includes all directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

∎

“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Mutual Funds, Target Funds, PGIM ETF Trust, PGIM Private Real Estate Fund, Inc., PGIM Private Credit Fund, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

∎	As used in the Fund Officers table “Prudential” means The Prudential Insurance Company of America.

PGIM Short Duration Muni Fund

∎ MAIL 655 Broad Street Newark, NJ 07102	∎ TELEPHONE (800) 225-1852	∎ WEBSITE pgim.com/investments

PROXY VOTING

The Board of Trustees of the Fund has delegated to the Fund’s subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

TRUSTEES Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Barry H. Evans • Keith F. Hartstein • Laurie Simon Hodrick • Stuart S. Parker • Brian K. Reid • Grace C. Torres

OFFICERS

Stuart S. Parker, President • Scott E. Benjamin, Vice President • Christian J. Kelly, Chief Financial Officer • Claudia DiGiacomo, Chief Legal Officer •
Drew Donohue, Chief Compliance Officer • Kelly Florio, Anti-Money Laundering Compliance Officer • Andrew R. French, Secretary • Melissa Gonzalez,
Assistant Secretary • Kelly A. Coyne, Assistant Secretary • Patrick E. McGuinness, Assistant Secretary • Debra Rubano, Assistant Secretary •
Russ Shupak, Treasurer and Principal Accounting Officer • Lana Lomuti, Assistant Treasurer • Elyse M. McLaughlin, Assistant Treasurer • Deborah
Conway, Assistant Treasurer • Robert W. McCormack, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

SUBADVISER	PGIM Fixed Income	655 Broad Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	240 Greenwich Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 534432 Pittsburgh, PA 15253

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	PricewaterhouseCoopers LLP	300 Madison Avenue New York, NY 10017

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain the prospectus and summary prospectus by visiting our website at pgim.com/investments or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY

To receive your mutual fund documents online, go to pgim.com/investments/resource/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES

Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, PGIM Short Duration Muni Fund, PGIM Investments, Attn: Board of Trustees, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to that Trustee at the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the Commission’s website at sec.gov.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

 Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM SHORT DURATION MUNI FUND

SHARE CLASS	A	C	Z	R6

NASDAQ	PDSAX	PDSCX	PDSZX	PDSQX

CUSIP	744336835	744336827	744336819	744336744

MF222E

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Ms. Grace C. Torres, member of the Board’s Audit Committee is an “audit committee financial expert,” and that she is “independent,” for purposes of this item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended March 31, 2023 and March 31, 2022, PricewaterhouseCoopers LLP (“PwC”), the Registrant’s principal accountant, billed the Registrant $68,550 and $68,550, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

For the fiscal years ended March 31, 2023 and March 31, 2022: none.

(c) Tax Fees

For the fiscal years ended March 31, 2023 and March 31, 2022: none.

(d) All Other Fees

For the fiscal years ended March 31, 2023 and March 31, 2022: none.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PGIM MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent

Accountants

The Audit Committee of each PGIM Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve the independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services.

Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed non-audit services will not adversely affect the independence of the independent accountants. Such proposed non-audit services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories (except for fund merger support services) and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated). Fees related to fund merger support services are subject to a separate authorized pre-approval by the Audit Committee with fees determined on a per occurrence and merger complexity basis.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated).

Other Non-Audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the PGIM Fund Complex

Certain non-audit services provided to PGIM Investments LLC or any of its affiliates that also provide ongoing services to the PGIM Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $30,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to PGIM Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to PGIM Investments and its affiliates.

(e) (2) Percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X –

	Fiscal Year Ended March 31, 2023	Fiscal Year Ended March 31, 2022
4(b)	Not applicable.	Not applicable.
4(c)	Not applicable.	Not applicable.
4(d)	Not applicable.	Not applicable.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

The aggregate non-audit fees billed by the Registrant’s principal accountant for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years ended March 31, 2023 and March 31, 2022 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as the Registrant’s principal accountant has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

(i) Not applicable.

(j) Not applicable.

Item 5 – Audit Committee of Listed Registrants – Not applicable.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not

applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not

applicable.

Item 10 – Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 – Controls and Procedures

(a)

It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)

There has been no significant change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Controls and Procedures - Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not applicable.

Item 13 – Exhibits

(a)(1) Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(a)(2)(1) Any written solicitation to purchase securities under Rule 23c-1 – Not applicable.

(a)(2)(2) Change in the registrant’s independent public accountant – Not applicable.

(b) Certifications pursuant to Section  906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Prudential Investment Portfolios 12

By:	/s/ Andrew R. French
Andrew R. French
Secretary

Date:	May 16, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stuart S. Parker
Stuart S. Parker
President and Principal Executive Officer

Date:	May 16, 2023

By:	/s/ Christian J. Kelly
Christian J. Kelly
Chief Financial Officer (Principal Financial Officer)

Date:	May 16, 2023